SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934
                       (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement         [  ]Confidential, for Use
[ X] Definitive Proxy Statement              the Commission Only
[  ] Definitive Additional Materials        (as permitted by Rule 14a-6(e)(2))
[  ] Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12




                   THE MANITOWOC COMPANY, INC.
        (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box  if  any part  of  the fee  is  offset as  provided  by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:


 (1) Set forth the amount on which the filing fee is calculated and state how it was determined.






                            April 2, 1996


Dear Shareholder:

     You are hereby notified that the 1996 Annual Meeting of Shareholders of The Manitowoc Company, Inc. will be held on the third floor of the Company's corporate offices located at 500 South 16th Street, Manitowoc, Wisconsin, on Tuesday, May 7, 1996, at 9:00 A.M., Central Daylight Savings Time.

     Whether or not you are able to attend the 1996 Annual Meeting, we welcome your questions and comments about the Company. In order to make the best use of time at the meeting, we would appreciate your submitting any questions or comments in writing in advance of the meeting so they may be answered more completely at the meeting. We prefer that verbal questions at the meeting pertain only to those issues covered during the management discussion at the meeting.

     If you wish to make a comment or ask a question in writing, we would appreciate receiving it by April 30th.

                                   Sincerely,

                                   /s/ E. Dean Flynn

                                   E. Dean Flynn
                                   Secretary






                     THE MANITOWOC COMPANY, INC.
                        500 South 16th Street
                             P.O. Box 66
                   Manitowoc, Wisconsin 54221-0066
                            (414) 684-4410



               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of
THE MANITOWOC COMPANY, INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The Manitowoc Company, Inc. (the "Company"), a Wisconsin corporation, will be held on the third floor of the Company's corporate offices located at 500 South 16th Street, Manitowoc, Wisconsin, on Tuesday, May 7, 1996, at 9:00 A.M., Central Daylight Savings Time, for the following purposes:

     1.To elect a class of three directors of the Company to serve for terms of three years;

     2.To consider  and  vote  upon  the  approval of  The  Manitowoc
       Company, Inc. 1995 Stock Plan;

     3.To consider and vote upon the approval of an increase by 100,000 in the number of shares that may be issued under The Manitowoc Company, Inc. Deferred Compensation Plan; and

     4.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof;

all as set forth and described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on February 28, 1996, as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.


     Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, you are requested to complete, date, sign, and promptly return the enclosed proxy card using the enclosed self-addressed envelope which requires no postage if mailed in the United States.


                                   By Order of the Board of Directors


                                   E. DEAN FLYNN
                                   Secretary


Manitowoc, Wisconsin
April 2, 1996



PROXY STATEMENT

                     THE MANITOWOC COMPANY, INC.
                        500 South 16th Street
                             P.O. Box 66
                   Manitowoc, Wisconsin 54221-0066
                            (414) 684-4410

                       SOLICITATION AND VOTING


      Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of proxy for such Annual Meeting solicited by the Board of Directors of The Manitowoc Company, Inc. (the "Company"). A copy of the Annual Report to Shareholders, containing financial statements for the year ended December 31, 1995, is also enclosed. Such Annual Report is neither a part of this Proxy Statement nor incorporated herein by reference. The approximate date on which the Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is April 2, 1996.

     On February 28, 1996, the record date for shareholders entitled to vote at the Annual Meeting, there were outstanding 7,674,468 shares of Company Common Stock, $.0l par value per share (the "Common Stock"). Each such share outstanding on the record date is entitled to one vote on all matters presented at the meeting.

     Any shareholder entitled to vote may vote in person or by duly executed proxy. A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. The shares represented by all properly executed unrevoked proxies received in time for the Annual Meeting will be voted as specified on such proxies. Shares held for the accounts of participants in the Company's Dividend Reinvestment Plan and RSVP Profit Sharing Plan (for which the proxies will serve as voting instructions for such shares) will be voted in accordance with the instructions of participants or otherwise in accordance with the terms of such Plans. If no direction is given on a properly executed unrevoked proxy, it will be voted FOR each of the three director nominees, FOR the proposal to approve the Company's 1995 Stock Plan (the "1995 Stock Plan") and FOR the proposal to increase by 100,000 the number of shares that may be issued under the Company's Deferred Compensation Plan (the "Deferred Compensation Plan Share Increase").

     The cost of soliciting proxies will be borne by the Company. Solicitation will be made principally by mail, but also may be made by telephone, facsimile or other means of communication by certain
directors, officers,  employees  and  agents of  the  Company.    Such
directors,  officers  and  employees  will  receive  no   compensation
therefor in addition to their regular compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained the services of Georgeson & Company Inc. to assist in the solicitation of proxies for an anticipated cost to the Company of $7,500, plus reasonable out-of-pocket expenses. The Company will request persons holding shares in their names for the benefit of others, or in the names of their nominees, to send proxy material to and obtain proxies from their principals and will reimburse such persons for their expenses in so doing.

     To be effective, a matter presented for a vote of shareholders at the Annual Meeting must be acted upon by a quorum (i.e., a majority of the votes entitled to be cast represented at the Annual Meeting in person or by proxy). Abstentions, shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum. Once a share is represented at the Annual Meeting, it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

     Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (three at the Annual Meeting). Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another nominee receiving a larger number of votes.

     If a quorum is present, the affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon (provided that the total vote cast represents over 50% of all the shares of Common Stock entitled to vote) is required for approval of the 1995 Stock Plan and the Deferred Compensation Plan Share Increase. As to each such proposal before shareholders at the Annual Meeting, abstentions will have the same effect as votes cast against approval of the proposal. Broker non-votes will not be counted as votes entitled to be cast by the holders of shares of Common Stock present or represented by proxy at the Annual Meeting in determining whether holders of a majority of such votes have voted to approve the 1995 Stock Plan and the Deferred Compensation Plan Share Increase.


                       OWNERSHIP OF SECURITIES

     The following table sets forth the beneficial ownership (as that term is defined in Rule 13d-3 promulgated under the Exchange Act of 1934 (the "Exchange Act")) of Common Stock by each continuing director and director nominee of the Company, each executive officer of the Company named in the Summary Compensation Table below and by the directors and executive officers of the Company as a group, as of February 28, 1996, unless otherwise indicated. Each of the persons listed below is the beneficial owner of less than 1% of the outstanding shares of Common Stock, except that all executive officers and directors as a group own 2.5% of the outstanding shares of Common Stock. The table also reflects for each person the number of Common Stock units associated with compensation deferred under the Company's Deferred Compensation Plan. No person is known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock.

                                                                DEFERRED
                                    SHARES BENEFICIALLY      COMMON STOCK
         NAME                             OWNED(1)              UNITS(2)
 Dean H. Anderson   ........               400                    347
 Fred M. Butler   ..........            16,541 (3)(4)           3,958
 Robert R. Friedl   ........             2,790 (4)(5)             524
 Philip D. Keener   ........             2,206 (4)(6)             313
 James P. McCann   .........             1,205                  2,748
 George T. McCoy   .........             6,000 (7)                  0
 Thomas G. Musial   ........               938 (4)                464
 Guido R. Rahr, Jr.   ......             3,419                      0
 Gilbert F. Rankin, Jr.   ..             6,873                      0
 Robert K. Silva   .........             6,117 (4)              5,801
 Robert S. Throop   ........             4,371                  3,086
 All Executive Officers and Directors
    as a group (12 persons)            195,170 (8)             17,728

-----------------------

(1)Unless otherwise noted, the specified persons have sole voting power and sole dispositive power as to the indicated shares.

(2)The Company has the sole right to vote all shares of Common Stock underlying the deferred Common Stock units held in the Deferred Compensation Plan Trust. The independent trustee of such Trust has the dispositive power as to such shares.

(3)Includes 5,500 shares as to which voting and investment power is shared with spouse.

(4)For the following executive officers, includes the indicated number of shares which were held in their respective RSVP Profit Sharing Plan accounts at November 30, 1995, as to which they have sole voting power and shared investment power: Fred M. Butler - 2,384; Robert R. Friedl - 1,376; Philip D. Keener - 880; Thomas G. Musial - 788; and Robert K. Silva - 708.

(5)Includes 219 shares as to which voting and investment power is shared with spouse. Excludes 652 shares held by Mr. Friedl's spouse as custodian for their daughter, as to which he disclaims beneficial ownership.

(6)Includes 100 shares as to which voting and investment power is shared with spouse.

(7)Represents shares held in trust under which Mr. McCoy and his spouse are co-trustees, sharing voting and investment power.

(8)Includes 5,819 shares as to which voting and investment power is shared and 121,483 shares, at November 30, 1995, held by the RSVP Profit Sharing Plan Trust (for which there is sole voting power as to 6,920 shares and shared investment power (by virtue of the Plan's administration by an investment committee of executive officers) as to all such shares).

          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Pursuant to Section 16 of the Exchange Act, the Company's executive officers and directors are required to file reports of their trading in equity securities of the Company with the Securities and Exchange Commission (the "Commission") and the Company. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required, the Company believes that during fiscal year 1995 its executive officers and directors complied with all such applicable filing requirements, except that Philip D. Keener, an executive officer of the Company, inadvertently failed to include in a timely filed report two dividend reinvestment transactions. The late reporting of these transactions was cured promptly after Mr. Keener became aware of their omission.


1. ELECTION OF DIRECTORS
--------------------------------------------------------

     The Board of Directors consists of eight directors. Directors of the Company are divided into three classes, two of which are composed of three directors and one of which is made up of two directors. Directors are elected to serve three year terms and until their successors are elected and qualified, with the respective terms of all directors of one class expiring at each annual meeting of shareholders.

     Three Directors are to be elected at the 1996 Annual Meeting. The names of the nominees of management and the continuing Board members, as well as additional information regarding such persons, are set forth below. Each person so named is presently serving as a director of the Company.

     It is intended that the shares represented by proxies in the accompanying form will be voted for the election of the nominees listed below, unless a contrary direction is indicated. If any of the nominees should be unable to serve, an eventuality which management does not contemplate, the proxies may be voted for the election of such other person or persons as management may recommend.

                                      The Board of Directors recommends election of the nominees whose names follow.


                                                                                                 Year First
                                              Position with                                      Elected or
                                             Company or Other                                    Appointed
    Name                                        Occupation                                        Director
 ------------------------------------------------------------------------------------------------------------

                                              NOMINEES FOR ELECTION TO BOARD OF DIRECTORS
                                             For Terms Expiring At The 1999 Annual Meeting

Dean H. Anderson         Vice President - Strategic Development (since 2/95) of ABB
 (Age 55)                Vetco Gray Inc., Houston, TX (oilfield equipment manufacturer with concentration on subsea oil and gas production systems);
                         previously President (1/90-1/95) of Foster Valve Corporation,
                         Houston, TX (oilfield manufacturer) (1) ...............................    1992

James P. McCann          Retired (12/92); former Vice Chairman, President and Chief
 (Age 66)                Operating Officer (3/91-12/92) and President and Chief Operating
                         Officer (9/90-3/91) of Bridgestone/Firestone, Inc., Nashville, TN
                         (tire manufacturer) (1)(3)  ...........................................    1990

Robert S. Throop         Chairman and Chief Executive Officer (since 12/84) of Anthem
 (Age 58)                Electronics, Inc., San Jose, CA (manufacturer and distributor of electronic products; Director of Arrow Electronics, Inc. and The
                         Coast Distribution System (1)(2) ......................................    1992



                                          MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
                                               Terms Expiring At The 1998 Annual Meeting

Gilbert F. Rankin, Jr.   Retired (9/87); former Administrative Director, College of
    (Age 63)             Engineering, Cornell University, Ithaca, NY (1)(2) ....................    1974

Robert K. Silva          Executive Vice President and Chief Operating Officer (since 7/94)
 (Age 67)                and Vice President (5/92-7/94) of the Company; previously President and General Manager (8/90-7/94) of Manitowoc Equipment Works,
                         a division of the Company .............................................    1990


                                               Terms Expiring At The 1997 Annual Meeting

Fred M. Butler           President and Chief Executive Officer (since 7/90) and Senior Vice
 (Age 60)                President and Chief Operating Officer (3/89-7/90) of the Company;
                         Director of Gehl Company (3) ..........................................    1990

George T. McCoy          Retired (4/86); former Chairman of the Board (1985-4/86) and
 (Age 76)                Chairman of the Board and Chief Executive Officer (1982-1985)
                         of Guy F. Atkinson Company, San Bruno, CA (industrial and heavy
                         construction) (1)(2)(3)  ..............................................    1986

Guido R. Rahr, Jr.       Chairman of the Board (since 11/93) and Chairman of the Board
 (Age 67)                and Chief Executive Officer (9/87-11/93) of Rahr Malting Co.,
                         Minneapolis, MN (manufacturer of barley malt) (1) ....................     1980
____________________________

(1)  Member of Audit Committee.
(2)  Member of Compensation and Benefits Committee.
(3)  Member of Executive Committee.


               MEETINGS OF THE BOARD AND ITS COMMITTEES

     During the fiscal year ended December 31, 1995, five meetings of the Board of Directors were held at which the aggregate attendance for all directors as a group was 93%. During that period, all directors attended 75% or more of the aggregate of the total number of Board meetings held and the total number of meetings of all committees on which they served, except Mr. Anderson.

     The Company has standing Audit, Compensation and Benefits, and Executive Committees of the Board of Directors. There is no standing Nominating Committee. During the fiscal year ended December 31, 1995, there were two meetings of the Audit Committee, three meetings of the Compensation and Benefits Committee and one meeting of the Executive Committee.

     The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants and reviews with the independent accountants the Company's management policies and procedures with respect to internal auditing and accounting controls. The Compensation and Benefits Committee determines the compensation of the Company's executive officers, reviews management's recommendations as to the compensation of other key personnel and administers the Company's Economic Value Added Bonus Plan (the "EVA Plan") and the 1995 Stock Plan. The Executive Committee discharges certain of the responsibilities of the Board of Directors when the Board is not in session and is also charged with reviewing and making recommendations concerning proposed major corporate transactions.


                      COMPENSATION OF DIRECTORS

     Each non-employee director is paid an annual retainer of $25,000 and an additional fee of $1,000 for each meeting of the Board of Directors and any committee thereof attended. Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees.

     Under the Company's Deferred Compensation Plan, each non-employee director may elect to defer all or any part of his annual retainer and meeting fees for future payment upon death, disability, termination of service as a director, a date specified by the participant or the earlier of any such date to occur. A participating non-employee director may elect to have his deferred compensation credited to two accounts, the value of which are based upon investments in Common Stock and a balanced fund mutual fund, respectively. Distributions with respect to the stock account will be made in shares of Common Stock. Other account distributions will be made in cash. Upon a change in control (as defined in the Deferred Compensation Plan), all restrictions on the distribution of deferred compensation will be automatically terminated and the participant would promptly receive the full balance of his account.


                        EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal year ended December 31, 1995, the six month transition period from July 3, 1994 through December 31, 1994 resulting from the Company's change in fiscal year (designated as "1994T" in the Summary Compensation Table), and the fiscal years ended July 2, 1994 and July 3, 1993, each component of compensation paid or earned for services rendered in all capacities for the Chief Executive Officer and for each of the four other most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 during fiscal 1995.





                                                      SUMMARY COMPENSATION TABLE


                                                           LONG-TERM COMPENSATION
                                                           -----------------------
                                                              Awards       Payouts
                                                            ----------     -------
                                     ANNUAL COMPENSATION     Securities      LTIP       All Other
   Name and                            Salary     Bonus      Underlying     Payouts    Compensation
Principal Position              Year    ($)        ($)      Options/SARs      ($)           ($)
                                        (1)       (1)(2)        (#)(3)        (4)           (5)
------------------------------ ------  ---------  -------   -----------    -------      -----------
Fred M. Butler ...............  1995    300,000   214,298      18,000        9,590          8,566
 President and Chief Executive  1994T   150,000    69,300           0       14,429          5,332
 Officer                        1994    300,000   201,600           0            0          6,222
                                1993    269,246    20,000           0            0         23,895

Robert K. Silva ..............  1995    225,000   160,726           0       12,136          3,796
 Executive Vice President and   1994T   110,578    51,975           0       18,259         11,605
 Chief Operating Officer        1994    175,000   113,362           0            0         34,967
                                1993    175,064    84,755           0            0         21,900

Robert R. Friedl .............  1995    146,154    89,286       4,700        3,463         17,860
 Vice President and Chief       1994T    65,000    25,025           0        5,210          9,075
 Financial Officer              1994    130,000    72,800           0            0         22,662
                                1993    130,000    75,176           0            0         17,222

Thomas G. Musial (6) .........  1995    107,759    65,475       2,300        1,631         13,069
 Vice President -
 Human Resources

Philip D. Keener .............  1995    106,846    65,475       2,300        1,745         13,408
 Treasurer                      1994T    46,800    12,613           0        2,626          5,587
                                1994     91,800    36,691           0            0         14,045
                                1993     86,060    32,720           0            0         10,023

______________________________

(1) Compensation deferred at the election of an executive officer pursuant to the Company's Deferred Compensation Plan is included in the year earned. Under such Plan, an executive officer may elect to defer up to 40% of base compensation and up to 100% of any incentive compensation.

(2) Reflects bonus earned and accrued during the years indicated and paid at the beginning of the next fiscal year.

(3) Consists entirely of stock options under the 1995 Stock Plan, which is subject to shareholder approval at the Annual Meeting.

(4) Reflects portion of bonus bank balance under the EVA Plan paid with respect to the fiscal year indicated.

(5)  The 1995 amounts represent:   (a) the Company's contributions  to
  the RSVP Profit Sharing Plan as follows: Fred M. Butler - $6,513, Robert K. Silva - $2,285, Robert R. Friedl - $16,775, Thomas G. Musial - $10,973 and Philip D. Keener - $11,885; (b) premiums paid by the Company relating to key man group life insurance as follows:
  Fred M. Butler - $1,085, Robert K. Silva - $762, Robert R. Friedl - $1,085, Thomas G. Musial - $1,085 and Philip D. Keener - $1,085; and (c) Company contributions to the Deferred Compensation Plan as follows: Fred M. Butler - $968, Robert K. Silva - $749, Robert R. Friedl - $0, Thomas G. Musial - $1,011 and Philip D. Keener - $438.

(6) Mr. Musial became an executive officer of the Company in January, 1995.

     In connection with the proposed 1995 Stock Plan, which is subject to shareholder approval at the Annual Meeting, the table below sets forth information regarding stock option grants during the last fiscal year to the executive officers named in the Summary Compensation
Table. The grants listed below shall be null and void should shareholder approval of the 1995 Stock Plan not be obtained.

                                                 OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                        Individual Grants (1)                               Annual Rates of Stock
                                                                                              Price Appreciation
                                                                                             for Option Term (2)
----------------------------------------------------------------------------------------  ------------------------

                                                  Percent of
                                   Number of        Total
                                   Securities   Options/SAR's   Exercise
                                   Underlying     Granted to    or Base
                                 Options/SAR's   Employees in    Price        Expiration
                                  Granted (#)    Fiscal Year     ($/Sh)          Date           5% ($)     10% ($)
                                 -------------   ------------    -----        ----------       -------     -------

  Fred M. Butler                     18,000          37.7%       26.25         5/21/2005       297,180     752,940
  Robert K. Silva                         0           N/A         N/A             N/A            N/A         N/A
  Robert R. Friedl                    4,700           9.9%       26.25         5/21/2005        77,597     196,601
  Thomas G. Musial                    2,300           4.8%       26.25         5/21/2005        37,973      96,209
  Philip D. Keener                    2,300           4.8%       26.25         5/21/2005        37,973      96,209
 ------------------------

 N/A = Not Applicable

(1)Consists of incentive and non-qualified stock options to purchase shares of Company Common Stock granted on May 22, 1995 pursuant to the 1995 Stock Plan. These options have an exercise price equal to the fair market value of Company Common Stock on the date of grant. The options vest in 25% increments annually beginning two years after the date of grant and are fully exercisable five years after such date. Upon certain extraordinary events (e.g., the acquisition by a person of 30% or more of the Company's voting stock, a change in the majority of individuals constituting the Board of Directors or shareholder approval of a plan of merger or liquidation) as described in the 1995 Stock Plan, these options will become immediately exercisable. The Compensation and Benefits Committee, which administers the 1995 Stock Plan, has the right to accelerate vesting of the options. The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

(2)The dollar amounts in these columns are the result of calculations at the 5% and 10% stock appreciation rates set by the Commission and therefore do not forecast possible future appreciation, if any, of the Company's Common Stock price.

     No stock options other than those granted pursuant to the proposed 1995 Stock Plan were outstanding in the last fiscal year. Accordingly, no options were exercisable in 1995. The following table sets forth the number of options that were not exercisable and the value of such options at the end of the last fiscal year for the executive officers named in the Summary Compensation Table.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                           Number of
                     Securities Underlying      Value of Unexercised
                          Unexercised               In-the-Money
                        Options/SARs at            Options/SARs at
                     Fiscal Year-End (#)(1)     Fiscal Year-End ($)(2)

                         Exercisable/              Exercisable/
     Name                Unexercisable            Unexercisable
     -----               -------------            -------------
Fred M. Butler             0/18,000                 0/78,750
Robert K. Silva               N/A                      N/A
Robert R. Friedl            0/4,700                 0/20,563
Thomas G. Musial            0/2,300                 0/10,063
Philip D. Keener            0/2,300                 0/10,063

-------------------------

N/A = Not Applicable

(1)No SARs were outstanding at the end of the last fiscal year.

(2)Based upon the difference between the option exercise price and the $30.625 closing sale price of Company Common Stock on the New York Stock Exchange at the end of the last fiscal year.

     As described in more detail in the "Report of the Compensation and Benefits Committee on Executive Compensation" below, the EVA Plan requires that bonuses payable to executive officers in excess of their target bonuses be banked and remain at risk. Thirty-three percent of a positive "bonus bank" balance is paid out at the end of each year. A negative bonus in any year is subtracted from the outstanding bonus bank balance. The amounts of the banked contingent incentive compensation awarded for fiscal 1995 to the executive officers named in the Summary Compensation Table are as follows:

                        LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR


                                  Performance or      Estimated Future Payouts Under
                    Amounts        Other Period        Non-Stock Price-Based Plans
                   Banked        Until Maturation     -----------------------------
     Name            ($)            or Payout            Minimum ($)    Maximum ($)
----------------     ------      ---------------        ----------     -----------
 Fred M. Butler       68,315         1996-1998              0            68,315
 Robert K. Silva      51,224         1996-1998              0            51,224
 Robert R. Friedl     28,464         1996-1998              0            28,464
 Thomas G. Musial     20,875         1996-1998              0            20,875
 Philip D. Keener     20,875         1996-1998              0            20,875





          REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE
                      ON EXECUTIVE COMPENSATION

                               OVERVIEW

     The Company's Compensation and Benefits Committee (the "Committee"), which is comprised of three outside directors of the Company, is responsible for considering and approving compensation arrangements for senior management of the Company, including the Company's executive officers. The goals of the Committee in establishing annual compensation for senior management are as follows:
(i) to attract and retain key executives who will assure real growth of the Company and its operating subsidiaries and divisions; and (ii) to provide strong financial incentives, at a reasonable cost to the Company's shareholders, for senior management to enhance the long-term value of the shareholders' investment in the Company.

     Executive compensation consists of the following components:

     * Base salary compensation;
     * Short-term incentive compensation (the Economic Value Added Bonus Plan); and
     * Long-term incentive compensation (the 1995 Stock Plan).




                             BASE SALARY

     Base salary compensation is set to be competitive with comparable positions at other durable goods manufacturing companies of similar size. The Committee references survey data of comparable companies obtained from a major compensation and benefit consulting firm and sets base proposed salaries at a level about equal to the midpoint of the survey data. Base salaries of individual executive officers can vary from this salary benchmark based on a subjective analysis of such factors as the scope of the executive officer's experience, current performance and future potential, along with the Company's financial performance.


            THE ECONOMIC VALUE ADDED COMPENSATION PROGRAM

     The EVA Plan is an incentive compensation program, first effective during the 1994 fiscal year, which provides for annual bonuses for all executive officers of the Company, and certain other officers and key employees of the Company and its subsidiaries, if their performance adds value for Company shareholders. The Committee's objective under the EVA Plan is to provide an incentive share portion of compensation which will result in higher total compensation opportunities than the median total compensation of peer companies in years in which the Company performs well. Similarly, the incentive share portion of compensation payable to EVA Plan participants is expected to result in lower total compensation opportunities than the median total compensation of comparable companies in years when the Company performs poorly.

     Bonuses payable under the new program are determined based on improvements in Economic Value Added ("EVA"), which is a technique developed by Stern Stewart & Co., a financial consulting firm based in New York, that measures the economic profit generated by a business. EVA is equal to the difference between (i) net operating profit after tax, defined as operating earnings adjusted to eliminate the impact of, among other things, certain accounting charges such as amortization of good-will and bad debt reserve expenses, and (ii) a capital charge, defined as capital employed times the weighted average cost of capital.

     Participants are divided into nine classifications which have target bonus levels ranging from 2% to 60% of base salary. It is intended that the assignment of a particular classification correspond with a position's relative effect on the Company's performance.

     Under the EVA Plan, bonuses are awarded to each Plan participant based on the improvement in EVA for the participant's business unit. To measure the improvement (or deterioration) in EVA, an EVA target is set yearly for each business unit based on the average of the prior fiscal year's target and actual EVA plus the expected improvement in EVA for the current fiscal year. If the annual improvement in EVA is in excess of the targeted improvement, the bonus calculation will produce an amount in excess of the participant's target bonus. If the annual improvement in EVA is less than the targeted improvement, the bonus calculation will produce an amount less than the individual's target bonus. Bonuses payable under the EVA Plan are not subject to any minimum or maximum. In fiscal 1995, the Company exceeded its EVA target resulting in Plan compensation of 157% of target.

     In order to encourage a long-term commitment by executive officers and other key employees to the Company and its shareholders, the EVA Plan requires that two thirds of any bonus earned in a given year in excess of the target bonus be deferred in a "bonus bank" for possible future payout by the Company. Thirty-three percent of a positive bonus bank balance is paid out each year. Consequently, the total bonus payable in any given period consists of the individual's target bonus, plus (or minus) the participant's fixed share of EVA improvement and plus (or minus) a portion of the bonus bank balance. A bonus bank account is considered "at risk" in the sense that in any year EVA performance results in a bonus amount which is negative, the negative bonus amount is subtracted from the outstanding bonus bank balance. In the event that the outstanding bonus bank balance at the beginning of the year is negative, the bonus paid for that year is limited to the aggregate of thirty-three percent of the positive bonus earned up to the target bonus and thirty-three percent of any positive bonus bank balance after applying the remaining portion of the bonus earned for the year against the negative balance in the bonus bank. The executive is not expected to repay negative balances in the bonus bank. In the event that an executive voluntarily terminates employment with the Company, the bonus bank balance is subject to forfeiture.


                         THE 1995 STOCK PLAN

      As described in greater detail under "Proposed 1995 Stock Plan" below, the Board of Directors adopted The Manitowoc Company, Inc. 1995 Stock Plan pursuant to which incentive stock options, non-qualified stock options, restricted stock and limited stock appreciation rights may be granted to key employees of the Company. The Committee views stock-based compensation as an important incentive component of the Company's overall compensation package. The Committee believes that the 1995 Stock Plan serves the important purposes of (i) aligning the interests of key employees of the Company and its subsidiaries with those of shareholders through equity ownership that is based on the appreciation in value of Common Stock; (ii) focusing executives on long-term performance; and (iii) providing a balance between short- and long-term incentives. The Committee also believes that such stock-based compensation will assist the Company in attracting qualified employees and building long-term relationships with existing employees.

     In May 1995, stock options to purchase a total of 47,700 shares of Company Common Stock were granted to certain key employees selected by the Committee, contingent upon shareholder approval at the Annual Meeting. The exercise price of each option was equal to the fair market value of Company Common Stock on the date of grant. The options vest in 25% increments annually beginning two years after the date of grant and are fully exercisable five years after such date.

     In making the May 1995 grants, the Committee was guided by the following factors, no one of which was weighted more heavily than any other: the level of responsibility of the individual's position; the level of the Company's and individual's performance and future potential; the Company's desired mix of the various compensation components; the number of shares available for issuance under the 1995 Stock Plan; and competitive marketplace practices. While the frequency of awards under the 1995 Stock Plan is at the sole discretion of the Committee, initially awards will be made on an annual basis. The frequency of awards will also be a consideration in determining the size of future grants under the 1995 Stock Plan. Several officers who are nearing retirement, including Robert K. Silva who is named in the Summary Compensation Table, will not participate in the 1995 Stock Plan.



                 CHIEF EXECUTIVE OFFICER COMPENSATION


     The factors that are used to determine the annual base salary and incentive compensation of Mr. Fred M. Butler, the Company's Chief Executive Officer ("CEO"), are the same as those described above for all executive officers. In fiscal 1995, Mr. Butler's base salary remained at $300,000, which the Committee determined to be appropriate based upon the midpoint salary compensation of other CEOs of similarly sized durable goods manufacturing companies as determined by the above-mentioned salary survey data as well as a subjective evaluation of Mr. Butler's individual and the Company's overall performance. Mr. Butler's EVA target bonus level for fiscal 1995 was 60% of base salary. As a result of the Company achieving EVA Plan results in excess of targeted goals, Mr. Butler was paid incentive compensation of $223,888 and $68,315 was added to his bonus bank. Mr. Butler was also granted an incentive stock option for 16,000 shares of Common
Stock and a non-qualified stock option for 2,000 shares of Common Stock during the year based on a subjective consideration of the factors cited above for all grants under the 1995 Stock Plan.


             TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the Company's federal income tax deduction to $1,000,000 per year for compensation to its CEO and any of its four other highest paid executive officers. Performance-based compensation is not, however, subject to the deduction limit provided certain requirements of Section 162(m) are satisfied. Certain awards under the proposed 1995 Stock Plan are intended to qualify for the performance-based compensation exception under Section 162(m). It is the Committee's intent to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with the best interests of the Company and its shareholders.



                                   Compensation and Benefits Committee


                                   George T. McCoy
                                   Gilbert F. Rankin, Jr.
                                   Robert S. Throop




                          PERFORMANCE GRAPH


     Set forth below is a graph comparing the cumulative total shareholder return, including reinvestment of dividends on a quarterly basis, of Company Common Stock against the cumulative total returns of the Standard and Poor's ("S&P") 500 Composite Stock Index and the S&P Diversified Machinery Stock Index. The graph assumes $100 was invested on December 31, 1990 in Company Common Stock, the S&P 500 Composite Stock Index and the S&P Diversified Machinery Stock Index.

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                THE MANITOWOC COMPANY, INC.; S&P 500;
               AND THE S&P DIVERSIFIED MACHINERY INDEX


                 (PERFORMANCE GRAPH APPEARS HERE)

                 Manitowoc                     S&P Diversified
Date             Company         S&P 500       Machinery Index
---------------------------------------------------------------
December 1990     $100.00         $100.00         $100.00
December 1991     $111.77         $130.34         $118.89
December 1992     $145.77         $140.25         $121.32
December 1993     $189.45         $154.32         $179.61
December 1994     $132.18         $156.42         $174.87
December 1995     $193.88         $214.99         $215.75
----------------------------------------------------------------



                   CONTINGENT EMPLOYMENT AGREEMENTS

     The Company has entered into Contingent Employment Agreements (the "Employment Agreements") with Messrs. Butler, Friedl, Keener, Musial and Silva and certain other key executives of the Company and certain subsidiaries. The Employment Agreements provide that in the event of a change in control of the Company, as defined therein, each executive shall continue to be employed by the Company for a period of three years thereafter. Under the Employment Agreements, each executive shall remain employed at the same position held as of the change in control date, and shall receive a salary at least equal to the salary in effect as of such date, plus all bonuses, incentive compensation and other benefits extended by the Company to its executive officers and key employees. After a change in control, the executive officer's compensation would be subject to upward adjustment at least annually based upon his contributions to the Company's operating efficiency, growth, production and profits. The Employment Agreements terminate prior to the end of the three year period noted above if the executive first attains the age of 65, voluntarily retires from the Company or is terminated by the Company "for cause," as defined therein. The Employment Agreements are terminable by either party at any time prior to a change in control.


                  SUPPLEMENTAL RETIREMENT AGREEMENTS

     The Company has entered into Supplemental Retirement Agreements (the "Retirement Agreements") with Messrs. Butler and Silva providing for certain monthly payments upon their retirement from the Company, with such benefits to vary depending upon the timing and nature of their retirement.

     If Mr. Butler's retirement occurs on or after his attaining the age of 65, Mr. Butler will receive an annual benefit (payable in twelve monthly installments) equal to 50% of his average yearly salary over a specified period prior to retirement reduced by the amount of pension benefits received by Mr. Butler from his former employer (the "Butler Monthly Benefit"). If Mr. Butler retires after attaining age 60 but prior to attaining age 65, he will receive the Butler Monthly Benefit reduced by one-half of 1% for each full month by which his employment with the Company terminated prior to his attainment of age 65 (the "Butler Reduced Monthly Benefit"). If Mr. Butler dies before attaining the age of 60, or if he is terminated for other than cause (as defined in the Retirement Agreement) prior to attaining the age of 60, he or his spouse, as the case may be, will receive the Butler Reduced Monthly Benefit. Upon termination by the Company of Mr. Butler's employment for other than cause prior to his attainment of age 60 but on or after a change in control (as defined in the Retirement Agreement), he will be paid 70% of the Butler Monthly Benefit.

     If Mr. Silva's retirement occurs on or after his attaining the age of 68, Mr. Silva will receive an annual benefit (payable in twelve monthly installments) equal to $125,000 (the "Silva Monthly Benefit"). If Mr. Silva retires prior to attaining age 68, he will receive the Silva Monthly Benefit reduced by 2% for each full month by which his employment with the Company terminated prior to his attainment of age 68 (the "Silva Reduced Monthly Benefit"). If Mr. Silva dies before attaining the age of 68, or if he is terminated for other than cause (as defined in the Retirement Agreement) prior to attaining the age of 68, he or his spouse, as the case may be, will receive the Silva Reduced Monthly Benefit. Upon termination by the Company of Mr. Silva's employment for other than cause prior to his attainment of age 68, but on or after a change in control (as defined in the Retirement Agreement), he will be paid 70% of the Silva Monthly Benefit.

     All payments to Messrs. Butler and Silva shall be made in the form of a joint and 100% survivor annuity such that the annuity will be payable to such executives during their lifetime, and upon their death to their spouses for their lifetime. The Retirement Agreements and the benefits payable thereunder will at all times be unfunded and the rights of Messrs. Butler and Silva that of unsecured creditors.






2.  PROPOSED 1995 STOCK PLAN
---------------------------------

                               GENERAL

     On May 22, 1995, the Board of Directors of the Company adopted The Manitowoc Company, Inc. 1995 Stock Plan, subject to shareholder approval at the Annual Meeting. If the 1995 Stock Plan is not approved by shareholders, it will be null and void. The purposes of the 1995 Stock Plan are to (i) align the interests of key employees of the Company and its subsidiaries who are primarily responsible for the management, growth and financial success of the Company with those of shareholders through equity ownership that is based on the appreciation in value of Company Common Stock; (ii) facilitate the attraction and retention of such employees; and (iii) provide long-term incentive opportunities that are competitive with those of other major corporations. A copy of the 1995 Stock Plan is attached hereto as Appendix A. The following description of the 1995 Stock Plan is qualified in its entirety by reference to the complete text set forth in Appendix A.

     The 1995 Stock Plan has been designed to comply with recent tax law changes which impose limits on the ability of a public company to claim tax deductions for compensation paid to certain highly compensated executives. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the CEO and the four other most highly compensated executive officers of a public company. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to help ensure that, where possible, awards under the 1995 Stock Plan will qualify as performance-based compensation, which is generally deductible, the 1995 Stock Plan is being submitted to shareholders for approval at the Annual Meeting. While the Company believes compensation payable pursuant to the 1995 Stock Plan will be deductible for federal income tax purposes under a number of circumstances, there can be no assurance in this regard. By approving the 1995 Stock Plan, shareholders will be approving, among other things, the eligibility requirements and limits on various awards contained therein. The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon (provided that the total vote cast represents over 50% of all the shares of Common Stock entitled to vote) is required for approval of the 1995 Stock Plan. Such vote will also satisfy the shareholder approval requirements of Section 422 of the Code with respect to the grant of incentive stock options, Rule 16b-3 under the Exchange Act and the applicable New York Stock Exchange rules. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 STOCK PLAN.

     The 1995 Stock Plan provides for the grant of: (i) incentive stock options ("ISOs"), intended to qualify as such within the meaning of Section 422 of the Code; (ii) non-qualified stock options ("NSOs");
(iii) restricted stock; and (iv) limited stock appreciation rights ("LSARs") (collectively, the "Awards"). The maximum number of shares of Company Common Stock that may be issued (i.e., either authorized but unissued shares or treasury shares) under the 1995 Stock Plan is 750,000, subject to adjustment as described below. If any shares of restricted stock are forfeited or if there is a termination, expiration or cancellation of any stock option prior to the issuance of shares thereunder, those shares may be used for new Awards without again being charged against the 750,000 share maximum. During the term of the 1995 Stock Plan, no more than a total of 200,000 shares of Common Stock may be awarded to any participant, including both awards of options and restricted stock.

     The 1995 Stock Plan is administered by the Compensation and Benefits Committee of the Board of Directors (the "Committee"). Each member of the Committee must qualify as a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and as an "outside director" within the meaning of Section 162(m) of the Code. The Committee is responsible for interpreting the 1995 Stock Plan and may adopt rules and regulations for carrying out its provisions. The Committee, in its sole discretion, will designate the persons to whom Awards will be granted (i.e., key employees of the Company or its present or future subsidiaries, but not any non-employee director or a member of the Committee), grant the Awards in such form and amount as it shall determine, and impose such other terms and conditions upon any such Award as it shall deem appropriate.




                            STOCK OPTIONS

     The exercise price for any option granted under the 1995 Stock Plan shall not be less than 100% of the fair market value (as defined in the 1995 Stock Plan) of the shares on the date of grant. The Committee shall set forth at the time of grant the period during which an option may be exercised, subject to the Committee's ability to accelerate such vesting. The maximum exercise term that may be fixed by the Committee for ISOs granted under the 1995 Stock Plan is ten years from the date of grant. The maximum exercise term for NSOs that may be fixed is ten years and two days after the date of grant. If a participant's employment terminates, all unvested options are forfeited, subject to the Committee's right to permit exercise of such options during a period which may not exceed the shorter of one year from the date of employment termination or the options' scheduled expiration date. Options which are vested as of the effective date of employment termination may be exercised, in the case of termination by reason of death, disability or retirement, within one year following such date of termination and, in all other cases, within 90 days following such termination date.

     No person may receive an ISO if, at the time of grant, such person owns more than 10% of the total combined voting power of all classes of Company stock, unless the exercise price is not less than 110% of the fair market value of the shares and the exercise period of such ISO is limited to not more than five years from the date of grant. Generally, the aggregate fair market value (determined at the time of grant) of shares covered by ISOs that first become exercisable by a participant during any calendar year under the 1995 Stock Plan is limited to $100,000.

     Payment for shares  acquired through exercise  of options  issued
under the  1995  Stock  Plan  may  be  made:    (i) in cash  or  cash
equivalents; (ii) with the consent of the Committee, in shares of Common Stock held by the participant for at least six months prior to the time of exercise and having a fair market value on the exercise date equal to the option price; (iii) with the consent of the Committee, in any combination of shares of Common Stock and cash or cash equivalents; (iv) through a broker-dealer sale and remittance procedure; or (v) by delivery of any other property acceptable to the Committee which has a fair market value on the exercise date equal to the option price and serves as valid consideration for issuance of the Common Stock.

     In the event of a proposed dissolution or liquidation of the Company, or any corporate separation or division (e.g., a spin-off), the Committee may provide that each holder of an exercisable option shall have the right to exercise such option (at its then option price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof that such optionee would have received had such option been exercised immediately prior to such event. Alternatively, the Committee may provide that each option granted under the 1995 Stock Plan will terminate as of a date fixed by the Board of Directors, provided that participants have 30 days preceding such termination to exercise the option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such option would not otherwise be exercisable.

     As described in more detail in Section 7(c) of the 1995 Stock Plan, if while unexercised options remain outstanding: (i) any person becomes the beneficial owner of 30% or more of the Company's voting stock; (ii) there is a change in the majority of the individuals constituting the Board of Directors during any period of two consecutive years; or (iii) shareholders of the Company approve certain mergers of the Company with any other corporation, a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, then all options granted under the 1995 Stock Plan will be exercisable in full, whether or not previously exercisable. Following the acceleration of the option exercise dates, (a) in the case of such a merger, liquidation or sale or disposition of assets, the Committee will make appropriate adjustments to the number and class of shares of Common Stock available for options and restricted stock, to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding options after the effective date of such transaction, and to the price thereof; and (b) the Committee may, in its discretion, permit the cancellation of outstanding options in exchange for a cash payment in an amount per share equal to the amount that would be payable upon exercise of an LSAR under those circumstances.

     On May 22, 1995, the Committee granted ISOs for a total of 45,700 shares of Common Stock and NSOs for a total of 2,000 shares of Common Stock to 10 key employees, all at an exercise price of $26.25 per share (the fair market value of the Common Stock on the date of grant). For further information concerning the options granted to the executive officers named in the Summary Compensation Table, see "Executive Compensation--Option/SAR Grants in Last Fiscal Year" above. Of the 47,700 total shares, options for 29,200 shares of Common Stock were granted to the executive officers of the Company as a group (six persons), no options were granted to non-employee directors (as they are not eligible to receive grants under the 1995 Stock Plan) and options for a total of 18,500 shares were granted to all other employees as a group (five persons, not including the executive officers). The options vest in 25% increments annually beginning two years after the date of grant and are fully exercisable five years after such date. The options were granted for a term of ten years, subject to earlier termination upon termination of employment. All such grants are subject to shareholder approval of the 1995 Stock Plan at the Annual Meeting and will be null and void should shareholder approval not be obtained. The Company estimates that the number of key employees presently eligible to participate in the 1995 Stock Plan is approximately fifteen. The Company cannot determine at this time the number of options to be granted in the future to persons named in the Summary Compensation Table, to all current executive officers as a group or to all employees as a group.

     The closing price of Company Common Stock reported on the New York Stock Exchange Composite Tape for March 20, 1996 was $32.25.


                           RESTRICTED STOCK

     Shares of restricted stock may be issued either alone or in addition to other Awards granted under the 1995 Stock Plan. The Committee determines the eligible employees to whom and the times at which grants of restricted stock will be made, the number of shares to be awarded, the restricted period of such shares (which shall not be less than one year nor more than ten years) within which they may be subject to forfeiture, the amount of payment, if any, for such shares and all other terms and conditions of the Award. The provisions of the restricted stock Awards need not be the same with respect to each recipient.

     At the time of grant, the Committee may, in its discretion, set forth conditions for the incremental lapse of restrictions during the restricted period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than expiration of the restricted period. Such conditions may include the participant's death, disability, retirement, termination for other than cause, or the occurrence of certain events set forth in Section 7(c) of the 1995 Stock Plan as discussed above. The Committee could also condition vesting of the restricted stock on the attainment by the Company or any of its divisions or subsidiaries, as applicable, of a specified level of earnings per share, stock price, net operating earnings, EVA, cash flow, retained earnings, return on equity, or return on capital. The Committee may also shorten or terminate any restricted period or waive any conditions for the lapse or termination of restrictions at any time after the date of the Award.

     A stock certificate representing the number of shares of restricted stock awarded to an individual will be registered in such participant's name and, at the discretion of the Committee, will either be delivered to the participant bearing an appropriate legend referring to the restrictions applicable to the shares represented thereby or held in custody by the Company or a bank for the participant's account. Until the applicable restrictions lapse, a grantee will not be permitted to transfer or encumber shares of restricted stock, but will generally have all of the rights and privileges of a shareholder, including the right to vote such shares and receive cash dividends with respect thereto. At the discretion of the Committee, cash and stock dividends with respect to restricted stock may either be currently paid or withheld by the Company for the participant's account. Interest may be paid on cash dividends withheld at a rate and terms determined by the Committee. Unless otherwise determined by the Committee, upon termination of a participant's employment for any reason during the applicable restricted period, all shares of restricted stock as to which restrictions have not lapsed will be forfeited and all rights of the participant to such shares will terminate without further obligation on the part of the Company.

     Upon the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock will lapse and a stock certificate for the appropriate number of whole shares of restricted stock will be delivered to the participant or to his or her beneficiary or estate free of all such restrictions except those that may be imposed by law. In lieu of delivering any fractional share of Common Stock, the Company will pay the fair market value (determined as of the date the restrictions lapse) of such fractional share to such person.


                  LIMITED STOCK APPRECIATION RIGHTS

     The Committee has authority under the 1995 Stock Plan to grant LSARs to the holder of any option with respect to some or all of the shares of Common Stock covered by such option. The LSAR may be granted either at the time of grant of the related option or thereafter during the option's term. Each LSAR is exercisable only if, and to the extent that, the related option is exercisable pursuant to Section 7(c) of the 1995 Stock Plan, as discussed above. In addition, in the case of an LSAR granted with respect to an ISO, the LSAR may be exercised only when the fair market value per share of Common Stock exceeds the option exercise price per share. Notwithstanding the foregoing, no LSAR may be exercised for a period of six months from the date of grant. Since the exercise of an LSAR is an alternative to the exercise of an option, the option shall cease to be exercisable to the extent the LSAR is exercised and the LSAR shall terminate to the extent the option is exercised.

     As described in more detail in Section 8(b) of the 1995 Stock Plan, an LSAR entitles the holder to receive upon exercise the excess of a certain specified price per share (depending upon the transaction which serves as the basis for the LSAR's exercisability) over the option price per share for the related stock option, multiplied by the number of shares of Common Stock with respect to which the LSAR is being exercised. In the case of the exercise of an LSAR by reason of an acquisition by any person of 30% or more of the Company's voting stock, the specified price per share is the greater of (i) the highest price per share shown on the statement on Schedule 13D or amendment thereto filed by such holder which gives rise to the exercise of the LSAR, and (ii) the highest fair market value per share of Common Stock during the 60 day period ending on the date such LSAR is exercised. In the case of the exercise of an LSAR by reason of a change in the majority of individuals constituting the Board of Directors, the specified price is the highest fair market value per share of Common Stock during the 60 day period ending on the date the LSAR is exercised. In the case of the exercise of an LSAR by reason of shareholder approval of certain mergers, sale of assets, or liquidation, the specified price is the greater of (a) the fixed or formula price for the acquisition of shares of Common Stock specified in any such plan or agreement if such price is determinable on the date such LSAR is exercised, and (b) the highest fair market value per share of Common Stock during the 60 day period ending on the date such LSAR is exercised.


                  OTHER TERMS OF THE 1995 STOCK PLAN

     In the event of a stock dividend, stock split, recapitalization, or combination or exchange of shares involving the Common Stock, appropriate adjustments to the aggregate number of shares available for grant under the 1995 Stock Plan and in the number, price and kind of shares covered by outstanding grants will be made.

     To the extent required to comply with Rule 16b-3 under the Exchange Act, any option and related LSAR granted under the 1995 Stock Plan are not transferrable by the participant other than by will or by the laws of descent and distribution. During the lifetime of the participant, such Awards may be exercised only by the participant or such participant's legal representative.

     Each Award under the 1995 Stock Plan will be evidenced by a written agreement containing such terms and conditions as the Committee shall establish from time to time consistent with the 1995 Stock Plan.

      To the extent permitted by regulations of the Federal Reserve Board ("FRB"), the Company may extend credit, or arrange for the extension of credit, to each participant who exercises an option or purchases restricted stock at the time of such exercise or purchase. Any such credit will be collateralized by the stock purchased and will be in an amount not greater than the lesser of: (i) the option or purchase price of the stock, or (ii) the amount of credit permitted by regulations of the FRB. At the time of the extension of credit, the Committee shall determine the rate of interest, terms of repayment and provisions for release of collateral, all of which will be in accordance with any applicable regulations of the FRB.

     The 1995 Stock Plan will terminate on May 21, 2005, unless earlier terminated by the Board of Directors. No Awards under the 1995 Stock Plan may be made after such termination. Termination of the 1995 Stock Plan will not affect outstanding awards made prior to such termination.

     The Board of Directors may at any time suspend or amend the 1995 Stock Plan in any respect, provided that no amendment which requires shareholder approval under Rule 16b-3 of the Exchange Act shall be effective unless the amendment is approved by the Company's shareholders. Without the written consent of a participant, no amendment, modification, suspension or termination of the 1995 Stock Plan may adversely affect any outstanding Award, except that any adjustment provided under Section 7 of the 1995 Stock Plan is conclusively presumed not to adversely affect any such Award.


                   FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of Awards made under the 1995 Stock Plan based upon the applicable provisions of the Code in effect on the date hereof. The laws governing the tax aspects of Awards are highly technical and are subject to change.

     NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize taxable income at the time an NSO is granted. Upon exercise of an NSO, an optionee will recognize compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The amount of such difference will be a deductible expense to the Company for tax purposes. The income realized will be taxed at ordinary income tax rates for federal income tax purposes. On a subsequent sale or exchange of shares acquired pursuant to the exercise of an NSO, the optionee will recognize a taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis will, in general be the amount paid for the shares plus the amount treated as compensation income at the time the shares were acquired pursuant to the exercise of the option.

     Where the NSO exercise price is paid in delivered stock, the exercise is treated as: (i) a tax-free exchange of the shares of delivered stock (without recognizing any taxable gain with respect thereto) for a like number of new shares (with such new shares having the same basis and holding period as the old); and (ii) the issuance of a number of additional shares having a fair market value equal to the "spread" between the exercise price and the fair market value of the shares for which the NSO is exercised. The optionee's basis in the additional shares will equal the amount of compensation income recognized upon exercise of the NSO and the holding period for such shares will begin on the date of exercise. This mode of payment does not affect the ordinary income tax liability incurred upon exercise of the NSO described above.

     INCENTIVE STOCK OPTIONS. An optionee will not recognize taxable income at the time an ISO is granted. Further, an optionee will not recognize taxable income upon exercise of an ISO if the optionee complies with two separate holding periods: shares acquired upon exercise of an ISO must be held for at least two years after the date of grant and for at least one year after the date of exercise. The difference between the exercise price and the fair market value of the stock at the date of exercise is, however, a tax preference item. When the shares of stock received pursuant to the exercise of an ISO are sold or otherwise disposed of in a taxable transaction, the optionee will recognize a capital gain or loss, measured by the difference between the exercise price and the amount realized.

     Ordinarily, an employer granting ISOs will not be allowed any business expense deduction with respect to stock issued upon exercise of an ISO. However, if all of the requirements for an ISO are met except for the holding period rules set forth above, the optionee will be required, at the time of the disposition of the stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain. The employer will be allowed a corresponding business expense deduction to the extent of the amount of the optionee's ordinary income.

     Where the ISO exercise price is paid in delivered stock, the exercise is treated as a tax-free exchange of the shares of delivered stock (without recognizing any taxable gain with respect thereto, assuming applicable holding periods have been satisfied) for (i) a like amount of new shares (with such new shares having the same holding period as the old and a basis generally equal to that of the old shares) plus (ii) additional shares with a basis equal to zero and a holding period starting on the date of exercise. If ISO stock is used as delivered stock, and if the applicable holding periods for such ISO stock have not been met before such transfer, the transfer will result in ordinary income with respect to the stock disposed of, but will not affect the tax treatment, as described above, for the stock received.

     RESTRICTED STOCK. A grantee receiving a restricted stock award will generally recognize ordinary income in an amount equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture. While the restrictions are in effect, the grantee will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction for that amount. A grantee may elect, under Section 83(b) of the Code, within 30 days of the stock grant, to recognize taxable ordinary income on the date of grant equal to the fair market value of the shares (determined without regard to the restrictions) on such date. The Company will generally be entitled to a deduction equal to the amount that is taxable as ordinary income to the grantee in the year that such income is taxable.

     The holding period to determine whether the grantee has long-term or short-term capital gain or loss on the subsequent sale of restricted stock generally begins when the restriction period expires and the tax basis for such shares would generally be based on the fair market value of the shares on such date. However, if the grantee has made an election under Section 83(b) of the Code, the holding period will commence on the date of grant and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions).

     LIMITED STOCK APPRECIATION RIGHTS. No income will be realized by a participant in connection with the grant of an LSAR. Upon exercise of an LSAR, a participant will recognize ordinary income in an amount equal to the cash received. The Company will be entitled to a deduction for tax purposes in the same amount and at the same time as the participant recognizes ordinary income.


3.  PROPOSED DEFERRED COMPENSATION PLAN SHARE INCREASE
--------------------------------------------------------------

                               GENERAL

     The Manitowoc Company, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") was adopted by the Board of Directors on April 27, 1993, and approved by shareholders on November 2, 1993. A total of 25,000 shares of Common Stock was originally authorized for issuance under the Deferred Compensation Plan. On February 27, 1996, the Board of Directors increased by 100,000 the number of shares of Common Stock reserved for issuance under the Deferred Compensation Plan, subject to shareholder approval at the Annual Meeting. Such increase in the number of shares reserved for issuance under the Deferred Compensation Plan is subject to appropriate adjustment in the event of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock. In order to continue to implement the purposes of the Deferred Compensation Plan as described below, it is necessary to have a sufficient number of shares authorized under the Plan to satisfy deferrals made by non-employee directors and key employees. It is anticipated that such additional 100,000 shares tha t may be acquired under the Deferred Compensation Plan will be sufficient to meet the needs of the Deferred Compensation Plan for approximately four years. The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of
Common Stock represented at the Annual Meeting and entitled to vote thereon (provided that the total vote cast represents over 50% of all the shares of Common Stock entitled to vote) is required for approval of the Deferred Compensation Plan Share Increase. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE DEFERRED COMPENSATION PLAN SHARE INCREASE.


        SUMMARY DESCRIPTION OF THE DEFERRED COMPENSATION PLAN

    The purpose of the Deferred Compensation Plan is to attract and retain well-qualified persons for service as non-employee directors of the Company or as key employees and to promote identity of interest between the Company's non-employee directors and key employees and its shareholders. Shares of Common Stock to be acquired under the Deferred Compensation Plan may be authorized but unissued shares, treasury shares, reacquired shares, or shares purchased on the open market. Since its inception, shares necessary to meet the needs of the Deferred Compensation Plan have been acquired on the open market. It is anticipated that if the Deferred Compensation Plan Share Increase is approved by shareholders, shares to be acquired under the Plan thereafter (until changed by the Company) will come from the Company's treasury.

     Eligibility is limited to non-employee directors and to key employees of the Company. Key employee, for this purpose, is defined as any employee of the Company whose rate of pay on the last day of the immediately preceding plan year (i.e., the fiscal year of the Company) is equal to or greater than the indexed amount described in Code Section 414(q)(1)(c) ($66,000 for 1995). At present, there are six non-employee directors eligible to participate in the Deferred Compensation Plan. The number of key employees presently eligible to participate in the Deferred Compensation Plan is forty-six. The
Company cannot determine the amounts that may be deferred in the future by participants.

     The Deferred Compensation Plan is administered by the Treasurer of the Company. The Treasurer is appointed by and serves at the pleasure of the Board of Directors. Among other functions, the Treasurer has authority to interpret the Deferred Compensation Plan document, supervise preparation of compensation deferral agreements and forms, and establish rules and regulations for the administration of the Deferred Compensation Plan. If the Treasurer is also a participant in the Deferred Compensation Plan, the Board of Directors shall act as administrator with respect to any determinations affecting the Treasurer's participation.

     A non-employee director may make a deferral election with respect to all or part of his compensation, in increments of 5%. Compensation, for purposes of a non-employee director, means retainer fees paid for service as a member of the Board of Directors and for service on any Board committee, including attendance fees. A key employee participant may elect to defer, in whole percentages, up to 40% of regular pay and up to 100% of incentive bonuses. Deferred amounts will not be counted as compensation under any qualified retirement plans of the Company, including the RSVP Profit Sharing Plan.

     Credits to deferred compensation accounts for key employees will also include a contribution equal to the amount of deferred compensation of the key employee for the plan year (subject to a maximum of 25% of eligible compensation) multiplied by the rate, determined as a percentage of eligible compensation, of fixed and variable profit sharing contributions plus 1% that the participant has received from his employer for the year under the RSVP Profit Sharing Plan. The dollar value of Company contributions under the Deferred Compensation Plan in the last fiscal year to the executive officers named in the Summary Compensation Table is set forth in footnote 5 thereto. During that same period, the dollar value of such Company contributions to all executive officers as a group (6 persons) and all other employees as a group (19 persons, not including the executive officers) were $3,571 and $29,638, respectively. Non-employee directors are not eligible to receive Company contributions under the Deferred Compensation Plan.

     The current investment options available to participants under the Deferred Compensation Plan are a bookkeeping account, the value of which is based on investments in Company Common Stock, and a bookkeeping account, the value of which is based on investments in a balanced fund mutual fund. Participants have no rights as shareholders pertaining to Company Common Stock units credited to their accounts under the Deferred Compensation Plan. The Deferred Compensation Plan administrator has the right to increase the number of investment options in the future.

     Distributions are permitted as of a date specified by the participant, promptly following the participant's date of death, disability, or termination of employment or service on the Board of Directors, or the earlier of any such date to occur, as determined in advance by the participant. Hardship distributions may be made in certain circumstances upon approval of the Board of Directors. Distributions are made, at the advance election of the participant, in a lump sum or installments not exceeding 15 years. All distributions of amounts allocated to investment in Company Common Stock will be distributed in kind, except that cash is distributed in lieu of fractional shares. Other investment options are distributed in cash. Participants who are insiders subject to Section 16 of the Exchange Act may also elect in advance whether applicable withholding requirements on Company Common Stock distributions shall be satisfied through withholding of Company Common Stock, subject to certain restrictions. All restrictions on the distribution of deferred compensation under the Deferred Compensation Plan would automatically be terminated and the participant would receive distribution of his or her account in full in the event that circumstances existed which would likely result in a change in control of the Company (as defined in the Deferred Compensation Plan), irrespective of the possible termination of a participant's employment.

     The Deferred Compensation Plan is intended to operate in full compliance with the insider trading liability rules under Section 16 of the Exchange Act. The Treasurer of the Company is empowered to implement any necessary rules or procedures to assure such compliance.

     The Deferred Compensation Plan is unfunded for purposes of the Code and ERISA. The Company has created a trust to facilitate payment of the Company's obligations, consistent with the "unfunded" status of the Deferred Compensation Plan. The right of a participant to receive a distribution under the Plan is an unsecured claim against the general assets of the Company.

     No rights of a participant to the payment of benefits under the Deferred Compensation Plan may be assigned, encumbered or transferred, other than by will or the laws of descent and distribution.

     The Board of Directors may at any time terminate or amend the Deferred Compensation Plan, except that no termination or amendment may reduce any account balance accrued on behalf of a participant based on deferrals already made or divest any participant of rights to which such person would have been entitled if the Deferred Compensation Plan had been terminated immediately prior to the effective date of such amendment. No amendment may become effective until shareholder approval is obtained if the amendment materially increases the benefits accruing to participants under the Deferred Compensation Plan; materially increases the aggregate number of shares of Company Common Stock that may be issued under the Deferred Compensation Plan; or materially modifies the eligibility requirements for Deferred Compensation Plan participation. There is no time limit on the duration of the Deferred Compensation Plan.


4.  MISCELLANEOUS
---------------------------

                            OTHER MATTERS

     Management knows of no business which will be presented for action at the Annual Meeting other than as set forth in the Notice of Annual Meeting as attached to this Proxy Statement. If other matters do properly come before the Annual Meeting, it is intended that the proxies shall be voted in accordance with the best judgment of the person or persons exercising authority conferred by such proxies.


                    INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has retained Coopers & Lybrand LLP as its independent public accountants for the fiscal year ending December 31, 1996. A representative of Coopers & Lybrand LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

     On January 31, 1995, the Company engaged Coopers & Lybrand LLP as its independent public accountants to audit the Company's financial statements for the fiscal year ended December 31, 1995 and the transition period resulting from the Company's change in fiscal years from July 3, 1994 through December 31, 1994. On January 31, 1995, the Company also informed Arthur Andersen LLP, the Company's previous independent public accountants, of their replacement. The change in independent public accountants was recommended by the Audit Committee and approved by the Board of Directors.

     In connection with the audits of the Company's two fiscal years ended July 2, 1994 and July 3, 1993, and the subsequent interim period preceding the engagement of Coopers & Lybrand LLP, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statements, disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report. Arthur Andersen LLP's report on the Company's financial statements for such fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


                         1997 ANNUAL MEETING

     Shareholders intending to submit proposals to be considered for inclusion in the Proxy Statement and form of proxy for the 1997 Annual Meeting of Shareholders must submit such proposals in writing, mailed or delivered, to the Secretary of the Company, so as to be received prior to December 4, 1996.

     Shareholders wishing to propose any floor nominations for directors or floor proposals at the 1997 Annual Meeting of Shareholders must provide notice thereof, containing certain specified information as required by the Company's By-Laws, to the Company's Secretary at the principal executive offices of the Company, so as to be received not less than 50 nor more than 75 days prior to such annual meeting.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE.




                                   By Order of the Board of Directors



Manitowoc, Wisconsin                         E. DEAN FLYNN
April 2, 1996                                Secretary





                                                       APPENDIX A


                   THE MANITOWOC COMPANY, INC.
                         1995 STOCK PLAN
---------------------------------------------------------------------

1.PURPOSE

  The purpose of this 1995 Stock Plan (the "Plan") is to promote the interests of The Manitowoc Company, Inc. (the "Company") and its stockholders by providing a method whereby key employees of the Company and its subsidiaries who are primarily responsible for the management, growth and financial success of the Company may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to remain in the employ of the Company or its subsidiaries. The Plan permits grants of options to purchase shares of Common Stock, $.01 par value, of the Company ("Common Stock"), grants of limited stock appreciation rights in connection with options and awards of shares of Common Stock that are restricted as provided in Section 6 ("Restricted Shares"). Awards of Restricted Shares may be in lieu of or in addition to grants of options under the Plan. It is intended that options issued under this Plan shall constitute (a) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the treasury regulations promulgated thereunder, to the extent provided in Section 5(a) hereof, or (b) options which do not qualify as incentive stock options ("Non-qualified Stock Options").


2.SHARES SUBJECT TO PLAN

  The total number of shares of Common Stock with respect to which options may be granted and Restricted Shares may be awarded under the Plan shall not exceed 750,000 shares, subject to adjustment as provided in Section 7. Shares awarded as Restricted Shares or issued upon exercise of options granted under the Plan may be either authorized and unissued shares or treasury shares. In the event that any Restricted Shares shall be forfeited or any option granted under the Plan shall terminate, expire or be canceled as to any shares of Common Stock, without having been exercised in full, new awards of Restricted Shares may be made or new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this
  Section 2.

  Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock (subject to adjustment under Section 7) subject to award of an option or Restricted Shares that any Participant (as defined in Section 4 hereof) can be granted under the Plan during its term is 200,000 shares.


3.ADMINISTRATION

  The Plan shall be administered by the Compensation and Benefits Committee, or any successor Committee (hereinafter called the "Committee"), which shall be appointed by the Board of Directors of the Company (the "Board") and shall consist of such number of directors, not less than three, as shall be determined by the Board, who shall serve at the pleasure of the Board. Each member of the Committee shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation in effect at the time ("Rule 16b-3"), and be an "outside director" within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

  The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any question arising under, the Plan, any such rule or regulation, or any agreement granting options or Restricted Shares under the Plan, shall be final and conclusive and binding on all persons interested in the Plan.

  Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the Participants to whom options and Restricted Shares shall be granted, the time or times when they shall be granted, when options may be exercised, the number of shares to be awarded as Restricted Shares or to be covered by each option so granted, all other terms and conditions of the grant of options or awards of Restricted Shares, the terms and provisions of the award agreements (which need not be identical) and, with respect to grants of options, which options are to be Incentive Stock Options and which Options are to be Non-qualified Stock Options.


4.ELIGIBILITY

  Any key employees of the Company or its present or future subsidiaries ("Participants") as determined by the Committee shall be eligible to receive awards under the Plan. No director who is not an officer or employee of the Company or a subsidiary thereof and no member of the Committee, during the time of his or her service as such, shall be eligible to receive an option or Restricted Shares under the Plan.

5.OPTIONS

  All options approved by the Committee under the Plan shall be evidenced by stock option agreements in writing (hereinafter called "option agreements"), in such form as the Committee may from time to time approve, executed on behalf of the Company by one or more members of the Committee. Each such agreement shall be subject to the Plan and, in addition to such other terms and conditions as the Committee may deem desirable, shall provide in substance as follows:

  (a)     Limitations.  The aggregate Fair Market Value (as defined in
     Section 5(b) hereof) of the shares of Common Stock (determined as of the date of grant) with respect to which Incentive Stock Options may be first exercisable by a Participant during any calendar year under this Plan and all other option plans of the
     Company  and  its   subsidiaries  shall  not   exceed  $100,000;
     provided, however, that, to the extent permitted by the Code and
     the  Treasury   Regulations   promulgated  thereunder,   nothing
     contained in this Section 5(a) shall be interpreted to prevent a Participant (i) from exercising in any year subsequent to the year in which an Incentive Stock Option first became exercisable the whole or any portion of such Incentive Stock Option not exercised in the year such Incentive Stock Option first became exercisable, or (ii) from exercising Incentive Stock Options in full pursuant to the terms of Section 7(c) hereof. Non-qualified Stock Options may be exercised by a Participant without regard to the limitations stated in the previous sentence.

  (b)     Number and Price  of Shares.   Each  option agreement  shall
     specify the number of shares of Common Stock covered by such option and the purchase price per share thereof. Such price shall be equal to at least 100% of the fair market value of the shares as of the date such option is granted ("Fair Market Value"). The Fair Market Value of a share of Common Stock shall be the price per share at the close of the prior days trading as
     reported on the  New York  Stock Exchange  Composite Tape.   The
     option price  shall  be subject  to  adjustment  as provided  in
     Section 7 hereof.

     In the case of a Participant who owns shares of Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock the Company (as determined under Section 425(e) and (f) of the Code) at the time an Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than 110% of the Fair Market Value of the shares at the time the Incentive Stock Option is granted.

  (c) Time of Exercise. Each option agreement shall set forth the period during which it may be exercised, which shall be determined by the Committee at the time of grant, subject to the Committee's ability to accelerate vesting, provided that each Non-qualified Stock Option shall expire not more than ten years and two days after the date such option is granted and each Incentive Stock Option shall expire not more than ten years after the date such option is granted (the period set forth in each option agreement being hereinafter referred to as "option period").

     Notwithstanding the foregoing, if a Participant owns, at the time of grant, stock representing more than 10% of the total combined voting power of all classes of the Company's stock, then no Incentive Stock Option granted to such Participant may have a life of more than five years from the date of grant.

  (d) Manner of Exercise. An option may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, subject to the company Insider Trading Policy as outlined in the Corporate Policy Manual, No. 112., in full at any time or in part from time to time by delivery to the Secretary of the Company (or such other designee) of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased, unless the broker-dealer sale and remittance payment procedure detailed below is utilized in connection therewith. Payment of the option price may be effected in one of the alternative forms specified below:

     (i)in cash or cash equivalents;

     (ii)with the consent of the Committee (as set forth in the option agreement or otherwise), by delivery of shares of Common Stock held by the Participant for at least six (6) months and having a Fair Market Value on the Exercise Date (as such term is defined below) equal to the option price;

     (iii) with the consent of the Committee (as set forth in the option agreement or otherwise), by any combination of shares of Common Stock held for at least six (6) months, valued at Fair Market Value on the Exercise Date, and cash or cash equivalents; or

     (iv)by payment effected through a broker -dealer sale and remittance procedure pursuant to which the Participant (a) shall provide irrevocable written instructions to the designated broker/dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (b) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such broker-dealer; or

     (v)by delivery of any other property acceptable to the Committee which has a fair market value, as determined by the Committee, on the Exercise Date equal to the option price and serves as valid consideration for issuance of the Company's Common Stock.

        For purposes of this subsection (d), the "Exercise Date" shall be the first date on which there shall have been delivered to the Company: (i) written notice of the exercise of the option and (ii) any representations by the Participant that the Committee should determine are required by Federal or State securities laws.

  (e)Termination of Employment. If the employment of a Participant shall terminate for any reason, all options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such options, subject to such terms as the Committee, in its sole discretion, deems appropriate; and provided that the maximum exercise period which may be permitted following employment termination is the shorter of: (i) one (1) year; or
     (ii) the scheduled expiration date of the option.

     Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending (a) one (1) year following such date in the case of termination by reason of death, disability, or retirement; and (b) ninety (90) days following such date in the case of termination for any other reason.

 (f)   Non-Transferability of  Options or  Limited Rights.   To  the
     extent required to comply with Rule 16b-3, the options granted under the Plan and any Limited Right (as hereinafter defined) are not transferable by the Participant other than by will or by the laws of descent and distribution and during the lifetime of the Participant, such option may be exercised only by the Participant or such Participant's legal representative.

 (g) Prior Outstanding Options. Each option agreement evidencing an Incentive Stock Option shall provide that, if such Incentive Stock Option is exercisable by its terms, it may be exercised while there is outstanding (within the meaning of Section 422(c)
     (7) of the Code) any other Incentive Stock Option to purchase shares of Common Stock of the Company or of a corporation which is a subsidiary of the Company or of a predecessor corporation of the Company or such subsidiary.


6.RESTRICTED SHARES

 (a)    Awards.    The  Committee  may  from  time  to  time  in  its
     discretion award Restricted Shares to Participants and shall determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Shares. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Company by one or more members of the Committee and containing terms and conditions not inconsistent with the Plan as the Committee, in its sole discretion, shall determine to be appropriate.

 (b) Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award which shall not be less than one year nor more than ten years. Each award of Restricted Shares may have a different Restricted Period. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the Participant to whom Restricted Shares are awarded, retirement of the Participant pursuant to normal or early retirement under any retirement plan of the Company or any of its subsidiaries, termination by the Company or any of its subsidiaries of the Participant's employment other than for cause or the occurrence of an Acceleration Date (as defined in Section 7(c) hereof). The Committee may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

(c) Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the Participant shall be registered in the Participant's name and, at the discretion of the Committee, will be either delivered to the Participant with an appropriate legend or held in custody by the Company or a bank for the Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, the right to receive cash dividends, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the Participant shall not be entitled to delivery of an unlegended certificate until the expiration or termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Committee, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Committee, relating to such Restricted Share; and (iii) except as otherwise determined by the Committee, upon termination of employment of a Participant for any reason during the applicable Restricted Period, all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Company without further action by the Participant. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld  at  a  rate and  subject  to  such  terms as
     determined by  the Committee.   The  Participant shall  have the
     same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to
     Section 7(h) hereof.


(d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and one or more stock certificates for the appropriate number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. Prior to or concurrently with the issuance or delivery of an unlegended certificate for Restricted Shares, the Participant shall be required to pay any portion of the purchase price of such Restricted Shares then unpaid, if any, and that amount necessary to satisfy applicable Federal, state or local tax requirements.


7.EFFECT OF CERTAIN CHANGES

(a) If there is any change in the number of shares of Common Stock by reason of a declaration of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend), stock split, recapitalization, or combination or exchange of shares, the number of shares of Common Stock available for options and Restricted Shares and the number of such shares covered by outstanding options, and the price per share of such options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, split -off, or spin-off, the Committee may provide that the holder of each option then exercisable shall have the right to exercise such option (at its then option price) solely for the kind and amount of shares of stock and other securities, property, cash or any
     combination   thereof   receivable    upon   such   dissolution,
     liquidation or corporate separation or division by a holder of the number of shares of Common Stock for which such option might have been exercised immediately prior to such dissolution,
     liquidation,  or  corporate  separation   or  division;  or  the
     Committee may provide, in the alternative, that each option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Participant, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such option would not otherwise be exercisable.

(c) If while unexercised options remain outstanding under the Plan (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth abov shall have occurred, or the date of any such stockholder approval (any such date being referred to herein as the "Acceleration Date"), all options shall be exercisable in full, whether or not otherwise exercisable, but subject, however, in the case of an Incentive Stock Option, to
     Section 5(g) hereof. Following the Acceleration Date, (1) the Committee shall, in the case of a merger, consolidation, liquidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for options and Restricted Shares, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, and
     (2) the Committee may, in its discretion, permit the cancellation of outstanding options in exchange for a cash payment in an amount per share subject to any such option equal to the amount that would be payable pursuant to Section 8(b) hereof upon exercise of a Limited Right (as defined in Section 8(a) hereof) under those circumstances; provided, however, that, for purposes of such cancellation and cash-out, the Acceleration Date shall be restricted in such manner as the Committee may determine is necessary to comply with the conditions and requirements of Rule 16b-3 to prevent short-swing profit liability to the holder thereof under Section 16(b) of the Exchange Act.

  (d) Subsections (b) and (c) of this Section 7 shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each option then exercisable shall have the right to exercise such option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such option might have been exercised.

(e) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(f) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an incentive stock option within the meaning of
     Section 422 of the Code.

(g) Except as hereinbefore expressly provided in this Section 7, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option or the number or price of Restricted Shares. The grant of an option or of Restricted Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

(h) The Committee may make or provide for such adjustments to the number and class of shares available for awards of Restricted Shares under the Plan or to any outstanding Restricted Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. Any such determination by the Committee shall be conclusive.


8.LIMITED RIGHTS

  (a) The Committee shall have authority to grant a limited stock appreciation right (a "Limited Right") to the holder of any option with respect to all or some of the shares of Common Stock covered by such option. A Limited Right may be granted either at the time of grant of the related option or any time thereafter during its term. Each Limited Right shall be exercisable only if, and to the extent that, the related option is exercisable pursuant to Section 7(c) hereof or otherwise, and, in the case of a Limited Right granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of Common Stock exceeds the option price per share. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six (6) months from the date of grant of the Limited Right. Upon the exercise of a Limited Right, the related option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further stock options and Rights or the award of further Restricted Shares pursuant to this Plan. Upon the exercise or termination of an option, the Limited Right with respect to such option shall terminate to the extent of the shares of Common Stock with respect to which such option was exercised or terminated.

  (b) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable.

     (i)in the case of an exercise of Limited Rights by reason of an acquisition of Common Stock described in Section 7(c)(i) hereof, an amount equal to the Acquisition Spread (as defined in Section 8(d) hereof);

     (ii)in the case of an exercise of Limited Rights by reason of the change in composition of the Board of Directors described in Section 7(c)(ii), an amount equal to the Spread (as defined in Section 8(e) hereof);

     (iii) in the case of an exercise of Limited Rights by reason of stockholder approval of a merger described in Section 7(c)(iii), an amount equal to the Merger Spread (as defined in Section 8(g) hereof); or

     (iv)in the case of an exercise of Limited Rights by reason of stockholder approval of a plan or agreement described in
        Section 7(c)(iv), an amount equal to the Liquidation Spread (as defined in Section 8(i) hereof).

     Notwithstanding the foregoing, in the case of a Limited Right granted in respect of an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable such option to qualify as an Incentive Stock Option.

  (c)   The term  "Acquisition  Price  per Share"  as  used  in  this
     Section 8 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in Section 7(c) (i), the greater of (i) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 30% (or such greater percentage as shall be required in order for the exemptions available under Rule l6b-3 to continue to be applicable to the
     Plan) or more of the Company's Common Stock which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share of Common Stock during the sixty -day period ending on the date such Limited Right is exercised. Any
     securities  or   property  which   are  part   or  all   of  the
     consideration  paid  for   shares  of   Common  Stock   in  such
     acquisition shall be valued in determining the Acquisition Price per share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity having such consideration or (B) the valuation placed on such securities or property by the Committee.

  (d) The term "Acquisition Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

  (e) The term "Spread" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 7(c)
     (ii), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the option price per share of Common Stock at which the related option is exercisable, by
     (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

  (f) The term "Merger Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in
     Section 7(c) (iii), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date such Limited Right is exercised. Any securities or property which are part or all of the consideration for the acquisition of shares of Common Stock specified in such agreement shall be valued in determining the Merger Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity paying such consideration or (B) the valuation placed on such securities or property by the Committee.

  (g) The term "Merger Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

  (h)   The term  "Liquidation  Price  per Share"  as  used  in  this
     Section 8 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of a plan or agreement described in Section 7(c)(iv), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such plan or agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date such Limited Right is exercised. Any securities or property which are part or all of the consideration for the acquisition of shares of Common Stock specified in such plan or agreement shall be valued in determining the Liquidation Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity paying such consideration or (B) the valuation placed on such securities or property by the Committee.

  (i) The term "Liquidation Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Liquidation Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.


9.FINANCING OF EXERCISE OF OPTIONS AND PURCHASE OF RESTRICTED SHARES

  To the extent permitted by the regulations of the Federal Reserve Board governing margin requirements in effect at the time of exercise of any option or purchase of any Restricted Shares (including any exemption from margin requirements for employee stock option plans if such exemption is available), the Company may extend credit, or arrange for the extension of credit, to each Participant who exercises an option or purchases Restricted Shares,at the time of such exercise or purchase, to assist the Participant in the purchase of stock. Such credit will be collateralized by the stock purchased and will be in an amount not greater than the lesser of (i) the option or purchase price of the stock or (ii) the amount of credit permitted by regulations of the Federal Reserve Board. The rate of interest, terms of repayment and provisions for release of collateral with respect to each such credit will be as determined by the Committee at the time the credit is extended, but in any event shall be in accordance with any applicable regulations of the Federal Reserve Board.


10.  SUBSIDIARY

  For purposes of the Plan, a subsidiary o f the Company shall be any corporation which at the time qualifies as a subsidiary thereof under the definition of "subsidiary corporation" contained in
  Section 425 of the Code, as the same may be amended from time to time. A transfer of employment from the Company to such a subsidiary or vice versa or between two such subsidiaries shall not be deemed a termination of employment.


11.  GOVERNMENT REGULATIONS

  The Plan, the award or purchase of Restricted Shares and the grant and exercise of options and Limited Rights hereunder, and the Company's obligation to sell and deliver shares of stock pursuant to any such award, purchase or exercise, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as may be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to
  (i) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed and (ii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.


12.  TERM OF THE PLAN

  The effective date of the Plan shall be May 22, 1995, subject, however, to the approval by the stockholders of the Company at the next annual meeting of stockholders, or any adjustment or postponement thereof, within twelve months following the date of adoption of the Plan by the Board, and any and all awards made under the Plan prior to such approval shall be subject to such approval. The Plan shall terminate ten years from the effective date or on such earlier date as may be determined by the Board of Directors. In any case, termination shall be deemed to be effective as of the close of business on the day of termination. No option or Limited Right may be granted, and no Restricted Shares may be awarded, after such termination. Termination of the Plan, however, shall not affect outstanding options, Limited Rights or Restricted Shares which have been granted prior to such termination, and all unexpired options, Limited Rights and
  Restricted Shares shall continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions and the terms of the Plan shall continue to apply to such options, Limited Rights and Restricted Shares.


13.  AMENDMENT OF THE PLAN

  The Board of Directors of the Company at any time and from time to time may suspend or amend the Plan in any respect; provided, however, that no amendment which requires stockholder approval in order for the exemptions available under Rule 16b -3 to continue to be applicable to the Plan shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon. Without the written consent of the applicable Participant, no amendment, modification, suspension or termination of the Plan may adversely affect any option, Limited Right or Restricted Shares previously granted under the Plan; but it shall be conclusively presumed that any adjustment for change as provided in Section 7 does not adversely affect any such right.


14.  GENERAL

  (a)   Governing Law.   The  Plan and  all  determinations made  and
     actions taken pursuant thereto shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.

  (b) Rule 16b-3 Six Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in the case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.




                                             APPENDIX TO THE PROXY STATEMENT
                                                        PROXY CARD


                         The Manitowoc Company, Inc.
   Proxy/Voting Instructions Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders on May 7, 1996

P      The undersigned holder of Common Stock of The Manitowoc Company, Inc.
   hereby appoints Fred M. Butler and E. Dean Flynn, or either of them, with full power of substitution, to act as proxy for and to vote all of the
R shares of Common Stock of the undersigned at the Annual Meeting of Shareholders of The Manitowoc Company, Inc. to be held on the third floor
O of the Company's corporate offices located at 500 South 16th Street, Manitowoc, Wisconsin, on May 7, 1996, or any adjournment thereof, as follows:

X  1. Election of Directors. Nominees:
      Dean H. Anderson, James P. McCann and Robert S. Throop;

Y  2. Approval of The Manitowoc Company, Inc. 1995 Stock Plan;

   3. Approval of an increase by 100,000 in the number of shares that may be issued under The Manitowoc Company, Inc. Deferred Compensation Plan ("Deferred Compensation Plan Share Increase");

   4. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

   all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

   If you hold shares of Company Common Stock in the Dividend Reinvestment Plan or RSVP Profit Sharing Plan, this proxy constitutes voting instructions for any shares so held by the undersigned.

You are encouraged to specify your choice by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.
                                                           SEE REVERSE
                                                               SIDE



[X]   Please mark your                                         7831
      votes as in this
      example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3.

        The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.


                                FOR            WITHHELD
                                ---            --------

1. Election of Directors        [  ]             [  ]
     (see reverse)
For, except vote withheld as to the following nominee(s):

------------------------------------------


                                        FOR      AGAINST       ABSTAIN
                                        ---      -------       -------


2.   The Manitowoc Company, Inc.
     1995 Stock Plan (see reverse)      [  ]       [  ]         [  ]

3.   Deferred Compensation Plan Share
     Increase (see reverse)             [  ]       [  ]         [  ]



Please mark box if applicable
-----------------------------

Yes, I will attend the Annual Meeting
of Stockholders on Tuesday, May 7, 1996.    [  ]


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer.


----------------------------------------------
     SIGNATURE                     DATE


-----------------------------------------------
     SIGNATURE (If Held Jointly)   DATE




                                             APPENDIX TO THE PROXY STATEMENT
                                            (Pursuant to instruction 3 to item
                                            10 of Schedule 14A -- not delivered
                                            to shareholders.)
                                                     DEF COMP PLAN


                      THE MANITOWOC COMPANY, INC.

                      DEFERRED COMPENSATION PLAN

SECTION1.     PURPOSE.
----------------------

     The purpose of The Manitowoc Company, Inc. Deferred Compensation Plan (the "Plan") is to promote the best interests of The Manitowoc Company, Inc. and its subsidiaries and affiliates (the "Company") and the stockholders of the Company by (1) attracting and retaining well-qualified persons for service as nonemployee directors of the Company and promoting identity of interest between directors and stockholders of the Company; and (2) attracting and retaining key management employees possessing a strong interest in the successful operation of the Company and encouraging their continued loyalty, service, and counsel to the Company.

     It is intended that the Plan will allow participants to elect voluntarily to defer and convert, in the case of nonemployee directors, all or a portion of their retainer and meeting fees for services as a director and, in the case of key employees, a portion of their compensation, into Manitowoc Stock and other investments for payment upon retirement, death, disability, or designated distribution date.

SECTION 2.     DEFINITIONS.
---------------------------

     The following terms have the following meanings unless the context clearly indicates otherwise:

     2.1 "Agreement" means the written agreement entered into between the Company and a Participant, whereby the Participant agrees to defer a portion of his Compensation pursuant to the provisions of the Plan and the Company agrees to make benefit payments in accordance with the terms of the Plan and such Agreement. An Agreement may be the "Initial Agreement" applicable to a Participant or a "Modified Agreement" (in form approved by the Treasurer of the Company), properly completed and signed.

     2.2 "Beneficiary" means the person or entity designated by the Participant to be the beneficiary of the Deferred Compensation Account of the Participant. If a valid designation of Beneficiary is not in effect at the time of the death of a Participant, the estate of the Participant is deemed to be the sole Beneficiary of such Account. If a Participant dies before receiving full distribution of his Account, any remaining distributions shall be made to the Beneficiary. If a Beneficiary dies while entitled to receive distributions from the Plan, any remaining payments shall be paid to the estate of the Beneficiary. Beneficiary designations shall be in writing, filed with the Treasurer of the Company, and in such form as the Treasurer of the Company may prescribe for this purpose.

     2.3       "Board" means the Board of Directors of the Company.

     2.4       "Change of Control"  means the  first to  occur of  the
                following:

               (a) The acquisition by any person or entity, or group thereof acting in concert, of beneficial ownership of securities of the Company which, together with securities previously owned, confer upon the holder the voting power, on all matters brought to a vote of stockholders, of thirty percent (30%) or more of all the then outstanding shares of the Company.

               (b) The sale, assignment or transfer of assets (or earning power) of the Company or any subsidiary or subsidiaries, in a transaction or series of transactions, to a twenty percent (20%) stockholder (as herein defined) or any affiliate of a twenty percent (20%) stockholder, if the aggregate market value thereof exceeds fifty percent (50%) of the aggregate book value, determined by the Company in accordance with generally accepted accounting principles, of all the assets (or earning power) of the Company determined on a consolidated basis before such transaction or the first of such transactions, unless the Board approved such transaction or transactions before the date on which the twenty percent (20%) stockholder became a twenty percent (20%) stockholder. For purposes of this definition of Change of Control, a twenty percent (20%) stockholder means any person, entity, or group of persons and/or entities acting in concert, who or which, together with his, its or their affiliates and associates, is the beneficial owner of securities of the Company which confer upon the holder the voting power, on all matters brought to a vote of stockholders, of twenty percent (20%) or more of all the then outstanding shares of the Company.

               (c) The merger or consolidation of the Company (or of one or more subsidiaries of the Company, in a transaction or series of transactions, if the aggregate book value of the assets thereof exceeds fifty percent (50%) of the aggregate book value of all the assets of the Company determined on a consolidated basis before such transaction or the first of such transactions), with or into a twenty percent (20%) stockholder or any affiliate of a twenty percent (20%) stockholder, unless the Board approved such merger or consolidation before the date on which the twenty percent (20%) stockholder first became a twenty percent (20%) stockholder.

               (d) The dissolution of the Company, unless the Board approved such dissolution before the date on which the twenty percent (20%) stockholder first became a twenty percent (20%) stockholder.

               (e) Change in the composition of the Board after which a majority of the members thereof are not continuing directors. Continuing director, for this purpose, means (i) any member of the Board while such person is a member of the Board, who is not an acquiring person, or an affiliate or associate of an acquiring person, or a representative of an acquiring person or of any such affiliate or associate, and was a member of the Board prior to July 4, 1993, or (ii) any person who subsequently becomes a member of the Board, who is not an acquiring person, or an affiliate or associate of an acquiring person, or a representative of an acquiring person or of any such affiliate or associate, if such person's nomination for election or election to the Board is recommended or approved by a majority of the continuing directors. As used herein, affiliate and associate shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

               (f) The commencement (within the meaning of Rule 14d-2 of the General Rules and Regulations under the Exchange Act) of a tender or exchange offer which, if successful, would result in a change of control of the Company.

               (g) A determination by the Board, in view of then current circumstances or impending events, that a change of control of the Company has occurred or is imminent, which determination shall be made for the specific purpose of triggering the operative provisions of the Company's contingent employment agreements.

     2.5       "Company"  means   The  Manitowoc   Company,  Inc.,   a
Wisconsin corporation, or any successor corporation.

     2.6 "Code" means the Internal Revenue Code of 1986, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.

     2.7 "Company Contribution" means the amount of contribution which may be made each year on behalf of key employee Participants, as described in Section 7.

     2.8 "Compensation" means (i) for nonemployee director Participants, the Retainer Fee and (ii) for key employee Participants, "Compensation" has the same meaning as the term "eligible compensation," as defined in The Manitowoc Company, Inc. RSVP Profit Sharing Plan (the "RSVP Plan") and incorporated herein by this reference, without regard to the dollar limits applied to that definition by Code Section 401(a)(17).

     2.9 "Date" means the date an Initial Agreement, a Modified Agreement, an Investment Election Change Form, a Transfer Election Form, or an Extraordinary Distribution Request Form is received by the Treasurer of the Company.

     2.10      "Deferred   Compensation   Account,"   "Account,"    or
"Subaccount" means the accounts maintained on the books of the Company for each Participant.

     2.11 "Disability" means disability as set forth in Section 22(e)(3) of the Code.

     2.12 "Distribution Date" means the date designated by a Participant in accordance with Section 7 for the commencement of payment of amounts credited to his Account.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.14 "Extraordinary Distribution Request Form" means the Plan form (in the form approved by the Treasurer of the Company) properly completed and signed by a Participant (or a Beneficiary after the Participant's death) who wishes to request an extraordinary distribution of amounts credited to his Account.

     2.15 "Investment Election Change Form" means the Plan form (in the form approved by the Treasurer of the Company) properly completed and signed by a Participant who wishes to change his investment election prospectively as to new deposits to his Account.

     2.16 "Manitowoc Stock" means the common stock, $.01 par value, of the Company.

     2.17 "Participant" means any nonemployee member of the Board and any key employee of the Company who has executed an Agreement. Key employee status for a Plan Year is determined as of the last day of the immediately preceding Plan Year, or, as to newly-hired employees in their first year of employment, at time of hire based on current base rate of pay. Key employees, for all Plan purposes, include only elected officers of the Company and other highly compensated employees who have Compensation in a Plan Year equal to or greater than the indexed amount described in Code Section 414(q)(1)(c). A Participant who ceases to be a nonemployee director or a key employee shall cease making deferrals as of the first day of the Plan Year following such loss of eligibility, but shall remain an inactive Participant until all amounts due such person under the Plan have been distributed in full.

     2.18      "Plan Year" means the fiscal year of the Company.

     2.19 "Retainer Fee" means those fees paid by the Company to nonemployee directors for services rendered on the Board or any committee of the Board, including attendance fees and fees for serving as committee chair. Any Retainer Fee payable for services during a month is deemed to accrue to the nonemployee director on the first day of such month for Plan purposes.

      2.20 "Rule 16b-3," "Former Rule," and "New Rule" have the following meanings. "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act as promulgated by the Securities Exchange Commission or its successor, as amended and in effect from time to time. "Former Rule" means Rule 16b-3, as in effect prior to May 1, 1991. "New Rule" means Rule 16b-3 promulgated under the Exchange Act pursuant to Releases Nos. 34-28869 (February 8,
1991) and 34-29131 (April 26, 1991) and as thereafter revised or amended.

     2.21 "Transfer Election Form" means a valid transfer election form (in the form approved by the Treasurer of the Company) properly completed and signed by a Participant who wishes to transfer funds from one investment Subaccount to another.

SECTION 3.     AGREEMENTS AND ELECTIONS TO DEFER.
--------------------------------------------------

     3.1 Each nonemployee director and key employee as of July 3, 1993 is initially eligible to defer Compensation accruing on and after August 1, 1993, provided such Participant's Initial Agreement Date is before that date. Thereafter, such persons shall be eligible to commence deferrals only on the first day of any subsequent Plan Year provided their Initial Agreement Date is before such date.

     3.2 Each new nonemployee director and new key employee, on and after July 4, 1993, shall be entitled to defer Compensation accruing on and after the first day of the month following his Initial Agreement Date, provided such Initial Agreement Date is not more than thirty (30) days after the Date such person initially becomes eligible under the Plan. Thereafter, such persons shall be eligible to commence deferrals only as of the first day of any subsequent Plan Year provided their Initial Agreement Date is before such date.

     3.3 A Participant has no further right to defer Compensation under the Plan after termination of service to the Company as a nonemployee director, or after termination of employment in the case of all other Participants, or, if earlier, upon receipt of written notice from the Treasurer of the Company of revocation of an employee's status as a key employee. Such revocations by the Treasurer of the Company are effective only upon the first day of the Plan Year following the date that the employee is provided such written notice. If a Participant terminates service with the Company and subsequently returns to service, he shall be treated as a new employee (or director if applicable) for all Plan purposes.

     3.4 A nonemployee director Participant may make a deferral election with respect to all or part of his Compensation, in increments of five percent (5%). A key employee Participant may make separate deferral elections, in whole percentages, with respect to regular pay and incentive bonuses. Deferral elections shall not exceed forty percent (40%) of regular pay for any Plan Year and deferral elections with regard to incentive bonuses are not subject to a percentage maximum; provided, however, that the maximum amount of Compensation of a key employee Participant for any Plan Year which may be considered for purposes of determining the Company contribution authorized by Section 7.1 shall not exceed twenty-five percent (25%) for any Plan Year. Deferral elections remain in effect from year to year until modified or revoked in accordance with Plan rules.

     3.5       Each  Participant  shall   designate  on  his   Initial
Agreement the following information:

             (a)    the percentage of Compensation to be deferred;

             (b) the Subaccounts to which the deferred amounts are to be allocated;

             (c)    the Distribution Date;

             (d) whether distributions are to be in a lump sum, in installments, or a combination thereof; and

             (e)   the Participant's Beneficiaries.

Subject to the restrictions in Section 3.9, below, persons subject  to
Section 16 of the Exchange Act shall be afforded a further opportunity to determine in advance whether applicable withholding requirements on amounts distributed from Subaccount A are to be satisfied by the Company through withholding of shares of Manitowoc Stock or whether the Participant will provide cash from other sources for this purpose.

     3.6 Subject to the restrictions in Section 3.9, below, a Participant may increase the deferral amount specified in his Initial Agreement by completing and executing a Modified Agreement and submitting it to the Treasurer of the Company. Such Modified Agreement shall be effective with respect to Compensation accruing on and after the first day of the Plan Year beginning after the Date of the Modified Agreement.




     3.7 Subject to the restrictions in Section 3.9, below, a Participant may reduce, or completely revoke, his deferral election by completing and executing a Modified Agreement and submitting it to the Treasurer of the Company. Such Modified Agreement shall be effective with respect to Compensation accruing on and after the first day of the Plan Year beginning after the Date of the Modified Agreement; provided, however, that the effective date of such an election shall be the first day of the month following the Date of the Modified
Agreement if the Participant establishes to the Treasurer of the Company that the reason for the reduction/revocation election is an unanticipated event or events beyond the control of the Participant that would result in severe financial hardship to the Participant if the reduction/revocation is not permitted. In the event that the Treasurer of the Company allows a Participant to reduce or cease making deferral contributions under the Plan other than on the first day of a Plan Year, the Participant shall forfeit any Company Contributions to which his Account would otherwise be entitled for the Plan Year in which such reduction or revocation occurred.

       3.8 A Participant shall be permitted at any time to modify his Beneficiary election by completing and executing a revised Beneficiary designation and submitting it to the Treasurer of the Company.

       3.9 A Participant who is subject to Section 16 of the Exchange Act is subject to the following additional restrictions regarding his election to defer compensation under the Plan.

         (a) The Date of any Initial Agreement or Modified Agreement making an election pertaining to withholding of shares of Manitowoc Stock must be at least six (6) months prior to the date the tax is determined.

         (b) During the period that the Plan is under the Former Rule, a Participant who is subject to Section 16 of the Exchange Act may, after commencing deferrals under the Plan, make changes (increases, decreases, or revocations) in the amount of such deferrals into Subaccount A effective as of the first day of a subsequent Plan Year for Compensation accruing on and after that date.

         (c) On and after the mandatory effective date of the New Rule, a person who is subject to Section 16 of the Exchange Act may make changes (increases, decreases, or revocations) in the amount of such Participant's deferrals into Subaccount A effective as of the first day of the month coincident with or following the date that is six (6) months after the Modified Agreement Date directing such change.

All elections made under this Section 3 by persons subject to Section 16 of the Exchange Act are irrevocable and will remain in effect until another irrevocable election becomes effective.

SECTION 4.     INVESTMENT DIRECTIONS.
-----------------------------------------

     4.1 In connection with his Initial Agreement and thereafter, from time to time as determined by the Participant (or a Beneficiary after the Participant's death), each Participant shall provide written investment directions indicating the portion of such Participant's deferred amount, including for key employees any Company contribution, that is to be allocated to Subaccount A or Subaccount B (as such terms are hereinafter defined in Section 6.5) of the Participant's Account. Any apportionment of newly deposited funds to Subaccounts shall be in ten percent (10%) increments.

     4.2 Subject to the restrictions in Section 4.4, below, an investment direction contained in an Initial Agreement and any Investment Election Change Form shall become effective on the first day of the month following the Initial Agreement Date or the Investment Election Change Date.

     4.3 Subject to the restrictions in Section 4.4, below, a Participant (or a Beneficiary after the Participant's death) may transfer to one or more different Subaccounts all or a part (not less than ten percent (10%)) of the amounts credited to a Subaccount by completing and executing a Transfer Election Form and submitting it to the Treasurer of the Company. Subject to the restrictions in Section 4.4, below, such transfers among Subaccounts shall become effective on the first day of the calendar month following the Transfer Election Date.

     4.4 A Participant who is subject to Section 16 of the Exchange Act is subject to the following additional restrictions regarding his investment directions and investment change directions under the Plan.

        (a) During the period that the Plan is under the Former Rule, a Participant who is subject to Section 16 of the Exchange Act may make changes in the investment directions which are incorporated in his Initial Agreement (or a subsequent Modified Agreement) effective as of the first day of a subsequent Plan Year. Such person may not, while the Former Rules are in effect, make any transfers of existing Account balances into or out of Subaccount A.

        (b) On and after the mandatory effective date of the New Rule, a person who is subject to Section 16 of the Exchange Act may make any Initial Agreement investment election directing, or any Investment Election Change Form affecting, the investment funds in Subaccount A effective the first day of the month coincident with or following the date that is six (6) months after such Initial Agreement Date or the Investment Election Change Form Date, whichever is applicable.

        (c) On and after the mandatory effective date of the New Rule, any transfer of existing Account balances to or from Subaccount A requested by a person who is then subject to Section 16 of the Exchange Act shall be effective the first day of the month coincident with or following the date that is six (6) months after the Transfer Election Date.

All investment elections made  under Section 4  by persons subject  to
Section 16 of the Exchange Act are irrevocable and will remain in effect until another irrevocable investment election becomes effective.

SECTION 5.     DISTRIBUTIONS.
---------------------------------

     5.1       Each Participant shall, subject to the restrictions  in
Section 5.11, below, designate on his Initial Agreement one of the following dates as a Distribution Date with respect to amounts credited to his Account thereafter:

              (a) the first day of the calendar month following the date of the Participant's death;

              (b) the first day of the calendar month following the date of the Participant's Disability;

              (c) the first day of the calendar month following the date of termination of the Participant's service as a member of the Board if the Participant is a nonemployee director; or, if the Participant is an employee of the Company, the first day of the calendar month following the date of termination of the Participant's employment with the Company;

              (d) the first day of a calendar month specified by the Participant;

              (e) the earliest to occur of a, b, c, or d, or any combination of such options.

     5.2 A Participant shall direct on his Initial Agreement whether distributions from his Account, or separately as to each Subaccount, are to be made in (i) a lump sum or (ii) no more than one-hundred eighty (180) monthly, sixty (60) quarterly, or fifteen (15) annual installments. Each installment shall be determined by dividing the Account (or Subaccount, if applicable) balance by the number of remaining installments. If a Participant receives a distribution on an installment basis, amounts remaining in his Account (or Subaccount, if applicable) before payment in full is completed shall continue to accrue earnings and incur losses in accordance with the terms of the Plan. Except as provided in Section 5.3, all distributions shall be made to the Participant.

     5.3 If the Distribution Date is the first day of the month following the Participant's death or a fixed date which in fact occurs after the Participant's death or if at the time of death the Participant was receiving distributions in installments, the balance remaining in the Participant's Account shall be payable to his Beneficiary. Upon the death of a Beneficiary who is receiving distributions in installments, the balance remaining in the Account of the Beneficiary shall be payable to the estate of the Beneficiary.

     5.4 All distributions to Beneficiaries shall be in a lump sum except when the Distribution Date is the first day of the month following the Participant's death and the Agreement specifies installment payments to the Beneficiary.

     5.5 All distributions from Subaccount A shall be made in shares of Manitowoc Stock except that cash shall be distributed in lieu of fractional shares. Distributions from any other Subaccount shall be paid in cash. Unless a Participant has specified different distribution methods as to separate Subaccounts, or in the case of extraordinary distributions as described below, distributions will be deemed to be made from each Subaccount pro rata.

     5.6       A  Participant   may   modify  his   election   as   to
Distribution Date and distribution form (to Participant and or Beneficiary) with respect to Compensation accruing in subsequent Plan Years by completing and executing a Modified Agreement and submitting it to the Treasurer of the Company. No more than one such modification as to Distribution Date and one modification as to distribution form to Participant and Beneficiary shall be permitted unless the Treasurer of the Company determines that a greater number of modifications shall be made uniformly available to all Participants on a prospective only basis. Any modified Distribution Date or distribution form election shall be effective only as to amounts credited to the Participant's Accounts for Plan Years beginning after the Date of the Modified Agreement making such change.

     5.7 Notwithstanding the foregoing, a Participant (or Beneficiary after the death of the Participant) may request an extraordinary distribution of all or part of the amount credited to his Account because of hardship. A distribution shall be deemed to be because of hardship if such distribution is necessary due to unanticipated events beyond the control of the Participant that would result in severe financial hardship to the Participant if the extraordinary distribution is not permitted.

     5.8 A request for an extraordinary distribution shall be made by completing and executing an Extraordinary Distribution Request Form and submitting it to the Treasurer of the Company. All extraordinary distributions shall be subject to approval by the Board.

     5.9       The  Extraordinary  Distribution  Request  Form   shall
indicate:

              (a)   the amount to be distributed from the Account;

              (b) the Subaccount(s) from which the distribution is to be made; and

              (c)   the hardship requiring the distribution.

The amount of any extraordinary distribution shall not exceed the amount determined by the Board to be required to meet the hardship.

     5.10 Subject to the restrictions in Section 5.11, below, an extraordinary distribution shall be made with respect to amounts credited to all Subaccounts on the first day of the calendar month next following approval of the extraordinary distribution request by the Board.

     5.11 A Participant who is subject to Section 16 of the Exchange Act is subject to additional restrictions regarding his distribution directions under the Plan.

         (a) Any Distribution Date elected by a Participant subject to Section 16 of the Exchange Act shall be effective, and distributions shall be made pursuant to such election, on the first day of the month coincident with or following the date that is six (6) months after the Initial Agreement Date or Modified Agreement Date establishing such Distribution Date.

         (b)   For   a   Participant   requesting   an   extraordinary
distribution who is subject to Section 16 of the Exchange Act, any portion of such distribution to be paid from Subaccount A shall be distributed on the first day of the month coincident with or following the date that is six (6) months after the Date of the Extraordinary Distribution Request Form.

All distribution elections made under Section 5 by persons subject  to
Section 16 of  the Exchange  Act are  irrevocable and  will remain  in
effect  until  another   irrevocable  distribution  election   becomes
effective.

     5.12 Notwithstanding the foregoing, the Treasurer of the Company may adopt any additional rules and modify existing Plan rules and procedures, as necessary, to assure compliance with the insider trading liability rules under Section 16 of the Exchange Act, as amended and revised, and as in effect from time to time.

     5.13 Any remaining balance in a Participant's Account shall be distributed in a single lump sum amount to the Participant, or his Beneficiary if applicable, upon the occurrence of a Change in Control of the Company. Such distribution shall occur not later than thirty
(30) days following the date on which the Change in Control of the Company occurred and shall include the accelerated distribution of any installment payments otherwise to be paid.

SECTION 6.     ACCOUNTS AND SUBACCOUNTS.
---------------------------------------------

     6.1 The Company shall establish an Account, with one or more Subaccounts, on its books for each Participant as specified by the Participant in his Agreement and shall credit to each such Subaccount any amounts deferred to such Subaccount by the Participant under the Plan, including for key employees any Company Contribution allocable to the Account. Such credits for deferred Compensation are to be made within a reasonable time (not to exceed thirty (30) days) following the time that the deferred Compensation, but for the Participant's deferral election, would otherwise have been paid or made available to the Participant. The credits for Company Contributions, if any, shall be made as provided in Section 7. The Company shall deduct amounts it is required to withhold on the deferred Compensation at the time it is credited to a Participant's Account, under any state, federal, or local law for payroll or other taxes or charges, from the Participant's Compensation which is not deferred, to the maximum extent possible, before reducing the amount of the Participant's deferrals.

     6.2       The  Accounts   of  Participants   in  the   Plan   are
immediately vested and nonforfeitable.

     6.3 Subaccounts established for Participants shall be deemed to be fully invested at all times in the investment option assigned to the Subaccount, as such designations may be revised from time to time in accordance with Section 6.4, below. The Company shall separately account for credited amounts as units of the designated investment vehicle having the value attributable to units of the investment option at all times, taking into account reinvestment of all dividends pertaining to such investment, but without adjustment for any income tax consequences attributable to deemed Company ownership of such investments.

     6.4 The Treasurer of the Company shall provide to each Participant, not less frequently than semiannually, a statement with respect to each of his Subaccounts in such form as the Treasurer of the Company determines to be appropriate, setting forth credited amounts added during the reporting period, any units of each investment option attributable to each Subaccount and their current value, amounts distributed from each Subaccount to the Participant since the last report, the current balance to the credit of such Participant in each Subaccount, and other appropriate information.

     6.5 The Subaccounts available under the Plan are as set forth below:

     Subaccount A. A bookkeeping account whose value shall be based on investments in Manitowoc Stock.

     Subaccount B. A bookkeeping account whose value shall be based on investments in the Fidelity Investments Balanced Fund Mutual Fund.

The Treasurer of the Company shall, from time to time, review the investment options available under the Plan and may, on a prospective basis, eliminate, modify, or otherwise change such investment options, provided, however, that no fewer than two (2) investment options shall at all times be made available under the Plan including Manitowoc Stock and one balanced mutual fund.

SECTION 7.     COMPANY CONTRIBUTIONS.
---------------------------------------

     7.1 The Company shall credit to the Accounts of key employee Participants, in accordance with their investment directions on file with the Plan, a Company Contribution equal to the amount of deferred compensation of a key employee for a Plan Year multiplied by the rate, determined as a percentage of eligible compensation, of fixed and variable profit sharing contributions plus one percent (1%) that the Participant has received from his employer for the Plan Year under the RSVP Plan, subject to the restrictions of Section 3.7 and
Section 3.4.

     7.2 Such Company Contribution shall be credited to the Account of the eligible Participant within a reasonable time (not to exceed thirty (30) days) following the time the Company deposits its contributions to the RSVP Plan.


SECTION 8.     MANITOWOC STOCK.
---------------------------------

     8.1 The amount of Manitowoc Stock which may be allocated to Participants' Accounts under the Plan is determined by the amount of Compensation deferred under the Plan and the investment directions provided by Participants. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting Manitowoc Stock, appropriate adjustments shall be made to the units credited to Subaccount A for each Participant.

     8.2 Plan record keeping pertaining to Manitowoc Stock shall be based on the fair market value of Manitowoc Stock. Fair market value per share of Manitowoc Stock on any given date is defined for Plan purposes as the value, as determined by the Treasurer of the Company, at which shares were traded on that date in representative trades reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange on such date or, if no Manitowoc Stock is traded on such date, the most recent date on which Manitowoc Stock was traded.

     8.3 Participants shall have no rights as a stockholder pertaining to Manitowoc Stock units credited to their Plan Accounts. No Manitowoc Stock unit nor any right or interest of a Participant under the Plan in any Manitowoc Stock unit may be assigned, encumbered, or transferred, except by will or the laws of descent and distribution. The rights of a Participant hereunder with respect to any Manitowoc Stock unit are exercisable during the Participant's lifetime only by him or his guardian or legal representative.

     8.4 Any shares of Manitowoc Stock distributed to Participants under the Plan shall be subject to such stock transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Company, any stock exchange upon which Manitowoc Stock is then listed and any applicable Federal, state or foreign securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 9.     GENERAL PROVISIONS.
------------------------------------

     9.1 The Treasurer of the Company shall administer and interpret the Plan, and supervise preparation of Agreements, forms, and any amendments thereto. Interpretation of the Plan shall be within the sole discretion of the Treasurer of the Company and shall be final and binding upon each Participant and Beneficiary. The Treasurer of the Company may adopt and modify rules and regulations relating to the Plan as it deems necessary or advisable for the administration of the Plan. If the Treasurer of the Company shall also be a Participant or Beneficiary, any determinations affecting such person's participation in the Plan which would otherwise be made by the Treasurer of the Company shall be made by the Board. Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. With regard to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. The Plan shall be construed so that transactions under the Plan will be exempt from Section 16 of the Exchange Act pursuant to regulations and interpretations issued from time to time by the Securities and Exchange Commission.

     9.2 The right of the Participant or his Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor any Beneficiary shall have any rights in or against any amount credited to his Account or any other specific assets of the Company. The right of a Participant or Beneficiary to the payment of benefits under this Plan shall not be assigned, encumbered, or transferred, except by will or the laws of descent and distribution. The rights of a Participant hereunder are exercisable during the Participant's lifetime only by him or his guardian or legal representative.

     9.3 This Plan is unfunded and is maintained by the Company primarily for the purpose of providing deferred compensation for nonemployee directors and a select group of management and highly compensated employees. Nothing contained in this Plan and no action taken pursuant to its terms shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or Beneficiary, or any other person. The Company may authorize the creation of a trust or other arrangements to assist the Company in meeting the obligations created under the Plan. Any liability to any person with respect to the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No obligation of the Company hereunder shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     9.4 No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any participation under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

     9.5 There shall be no time limit on the duration of the Plan. The Board may, at any time, amend or terminate the Plan without the consent of the Participants or Beneficiaries, provided, however, that no amendment or termination may reduce any Account balance accrued on behalf of a Participant based on deferrals already made, or divest any Participant of rights to which he would have been entitled if the Plan had been terminated immediately prior to the effective date of such amendment. This Section shall not, however, restrict the right of the Board to cause all Accounts to be distributed in the event of Plan termination, provided all Participants and Beneficiaries are treated in a uniform and nondiscriminatory manner in such event. In addition, no amendment may become effective until stockholder approval is obtained if the amendment (i) except as expressly provided in the Plan, materially increases the aggregate number of shares of Manitowoc Stock that may be allocated in a Plan Year, (ii) materially increases the benefits accruing to Participants under the Plan or
(iii) materially modifies the eligibility requirements for participation in the Plan.

     9.6 The Plan will become effective on July 4, 1993, subject to approval by a majority of the votes cast at a duly held meeting of the Company's stockholders at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present.

     9.7 Costs of establishing and administering the Plan will be paid by the Company.

     9.8 Compensation and Company Contributions credited to an Account hereunder shall not be considered "compensation" for the purpose of computing benefits under any qualified retirement plan maintained by the Company, but shall be considered compensation for welfare benefit plans, such as life and disability insurance programs sponsored by the Company.

     9.9 If any of the provisions of the Plan shall be held to be invalid, or shall be determined to be inconsistent with the purpose of the Plan, the remainder of the Plan shall not be affected thereby.

     9.10 This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participants and their heirs, executors, administrators, and legal representatives.

     9.11 This Plan shall be construed in accordance with and governed by the law of the State of Wisconsin to the extent not preempted by federal law.